                        ANNUAL REPORT / DECEMBER 31, 2002

                              AIM BASIC VALUE FUND

                                  [COVER IMAGE]

                                   [AIM LOGO]

                                --Servicemark--

                               AIMinvestments.com

                                 [COVER IMAGE]

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         STILL LIFE WITH QUINCE, APPLES, AND PEARS 1900 BY PAUL CEZANNE

    A CONTEMPORARY OF THE IMPRESSIONISTS, CEZANNE CHALLENGED THE CONVENTIONAL

    IDEAS THEIR WORKS EMBODIED IN THE 19TH CENTURY. AS A RESULT, HIS ART WAS

   UNDERVALUED AND OFTEN MISUNDERSTOOD IN HIS LIFETIME. HOWEVER, HIS WORKS AND

  IDEAS INFLUENCED THE DEVELOPMENT OF MANY 20TH-CENTURY ARTISTS AND MOVEMENTS,

    SUCH AS CUBISM, AND SOME NOW REGARD HIM AS THE FATHER OF MODERN PAINTING.

    THIS PIECE EXHIBITS THE SIMPLICITY AND DELICATE TONAL HARMONY THAT TYPIFY

    CEZANNE'S WORK. STOCKS ARE OFTEN UNDERVALUED, AS WERE CEZANNE'S WORKS AT

       FIRST. AIM BASIC VALUE FUND SEEKS OUT SUCH UNDERVALUED SECURITIES.

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AIM BASIC VALUE FUND IS FOR SHAREHOLDERS SEEKING LONG-TERM GROWTH OF CAPITAL.
THE FUND INVESTS PRIMARILY IN STOCKS OF U.S. COMPANIES BELIEVED TO BE UNDERVALUED IN RELATION TO LONG-TERM EARNING POWER OR OTHER FACTORS.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

    o AIM Basic Value Fund performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.

    o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C, and Class R shares will differ because of different sales charge structures and class expenses.

    o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock price fluctuations, and illiquidity.

    o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

    o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

    o   The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P
        500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

    o The unmanaged Lipper Large-Cap Value Fund Index represents an average of the performance of the 30 largest large-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

    o The unmanaged Russell 1000 Index represents the performance of stocks of large-capitalization companies; the value segment measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of an index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                       In light of continuing market difficulties, I thought you
                    would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

      Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

   He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

   Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

   AIM Basic Value Fund Class A shares returned -23.14% at net asset value for the year ended December 31, 2002 (the performance of other share classes is shown on page 6). Fund performance was comparable to that of similar funds in the Lipper Large-Cap Value Fund Index, which returned -19.68% for the year. In a difficult market, fund managers have resisted the temptation to build a defensive portfolio for short-term gain, and have remained focused on creating long-term value for shareholders.

   Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                         FIRST, PROFESSIONAL ADVICE IS

                         MORE IMPORTANT NOW THAN EVER.

                          A FINANCIAL PROFESSIONAL CAN

                        HELP YOU UNDERSTAND YOUR ENTIRE

                               FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

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                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

  [LARSEN & CRUM PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

     GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

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                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.


Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

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                                        3

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT
FISCAL YEAR

The year 2002 was a severe disappointment. While we successfully avoided most of the bear market during the past few years, even the undervalued stocks in AIM Basic Value Fund's portfolio came under attack in the latter part of 2002. With every sector of the S&P 500 losing value, the decline was too broad-based to avoid. The unwinding of financial bubbles is always painful, but the process also creates opportunities for patient investors.

   We hope you will share our patience and find some comfort in our strong long-term performance record, which is shown on page 6.

RELEVANT MARKET CONDITIONS

At fiscal year-end, investors were concerned about many issues: economic growth, consumer spending, weakening credit, accounting fraud, corporate dishonesty, the fairness of capital markets, war, terrorism, and simple fear of losing more money in the stock market.

   By contrast, a few years ago, the investing and economic atmosphere was characterized by a general euphoria, a stronger economy, and rising stock prices. In that environment investors were seeking risk and equity exposure when the risk of a permanent loss of capital was very high. It now seems obvious that most of the capital losses experienced in the technology sector and other overvalued areas of the market are permanent. Thankfully our valuation discipline identified these risks well in advance, and we were not hard hit when the technology sector unraveled.

   Following one of the most severe bear markets in history, we believe the risk of a permanent loss of capital is now much lower. As the fiscal year closed, we believed a compelling opportunity was forming based on the following:

   o  Many risks are recognized and already factored into recent stock prices.

   o Business values are largely stable despite significantly lower stock prices.

   o The economy is predicted to recover within our two to three year investment horizon, just as it has in every previous business cycle.

   o We own many quality businesses selling at a substantial discount to intrinsic value.

   o The fund has a near record discount between year-end market value and our estimate of portfolio intrinsic value.

FUND STRATEGIES AND TECHNIQUES

In the current environment, we have resisted the temptation to build a defensive portfolio for short-term gain. As always, we have remained focused on creating long-term value for our shareholders. As a result, we have been more active in 2002 than is typical--adding many market leaders that we believe were significantly undervalued such as Walt Disney, Omnicom, Applied Materials, Safeway, Merrill Lynch, Wyeth, and Bank of New York among others. By taking advantage of recent price declines, we believe we were able to increase the intrinsic value of the portfolio even as the market value of our holdings has declined.

   We manage the fund based on the philosophy that business value is separate from but eventually determines market value. Our goal is to grow your capital by investing primarily in U.S. companies that are significantly undervalued on an absolute basis.

PORTFOLIO COMPOSITION

as of 12/31/02, based on total net assets

============================================================================================================================
INVESTMENT TYPE BREAKDOWN     TOP 10 EQUITY HOLDINGS                          TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------------
[PIE CHART]                     1. Tyco International Ltd. (Bermuda)   4.0%     1. Diversified Financial Services       13.7%

EQUITY DOMESTIC        85.3%    2. Waste Management Inc.               3.1      2. Oil & Gas Drilling                    6.8

EQUITY INTERNATIONAL   11.7%    3. Gap, Inc. (The)                     3.1      3. Banks                                 6.4

CASH & OTHER            3.0%    4. Omnicom Group Inc.                  2.9      4. Advertising                           5.1

                                5. ENSCO International Inc.            2.9      5. Property & Casualty Insurance         4.8

                                6. Computer Associates Int'l Inc.      2.8      6. Data Processing Services              4.4

                                7. H&R Block, Inc.                     2.8      7. Building Products                     4.2

                                8. Freddie Mac                         2.7      8. Industrial Conglomerates              4.0

                                9. Citigroup Inc.                      2.7      9. Diversified Commercial Services       3.9

                               10. First Data Corp.                    2.6     10. Food Retail                           3.6


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
============================================================================================================================

The AIM Basic Value philosophy recognizes businesses have an intrinsic value that is independent of the market, stock prices are more volatile than business values, investors regularly overreact to negative news and a long-term horizon is required to profit from market volatility.

   When the stock market is viewed through this intrinsic-value lens, it becomes clear that investment risk has little to do with historical prices and popular volatility measures. In fact, we believe that risk is often inversely related to price. This creates a paradox: investment risk may, in fact, be low precisely where it appears high. We think this is the case with Tyco and other controversial but significantly undervalued stocks that we have been buying.

   A few fund holdings of interest include:

   o Omnicom is a leading holding for the fund and was a top performer during 2002. We had the opportunity to buy this high-quality advertising and marketing firm when it was temporarily depressed by mid-year accounting worries. Our research continues to indicate a solid market position, strong cash flows, as well as an attractive growth rate and valuation.

   o Tyco International is now under new management, and is working to move beyond the controversy associated with its former CEO. The company is now the fund's largest holding. Although the Tyco stock price plunged during the year, its financial health has begun to stabilize and cash flow continues to be attractive relative to the company's market value.

   o Computer Associates is one of the world's largest software companies, offering more than 800 products. We believe recent price declines represent a compelling investment opportunity for investors willing to look past negative headlines to focus on the substantial and stable cash flow the company continues to produce. This cash flow illustrates the company's powerful market position and is the foundation of our intrinsic value estimate.

IN CLOSING

While 2002 has been difficult, we are excited about the significant value we have been able to build into the portfolio in this hostile market environment. As always, our money is invested alongside your money. As a shareholder, we realize recent market volatility is disturbing and understand you may not share our confidence in the appreciation potential of the portfolio. But we hope you will share our patience and find some comfort in our strong long-term performance record.

   We realize it will take time to restore investor confidence, and for the market to reflect this portfolio value. In the meantime, we want to assure you that we are working diligently to protect and grow this portfolio value and meet the fund objective of growing your capital.

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                           PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                          BRET W. STANLEY, LEAD MANAGER
                             MATTHEW W. SEINSHEIMER
                                MICHAEL J. SIMON
                          ASSISTED BY BASIC VALUE TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

                                    [GRAPHIC]

================================================================================


HISTORY SUGGESTS THAT BEAR MARKETS EVENTUALLY END ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

12/31/52  26    4/30/59  57     8/31/65   87      11/30/71     93       4/28/78    96      8/31/84    166
 1/30/53  26    5/29/59  58     9/30/65   89      12/31/71    102       5/31/78    97      9/28/84    166
 2/27/53  25    6/30/59  58    10/29/65   92       1/31/72    103       6/30/78    95     10/31/84    166
 3/31/53  25    7/31/59  60    11/30/65   91       2/29/72    106       7/31/78   100     11/30/84    163
 4/30/53  24    8/31/59  59    12/31/65   92       3/31/72    107       8/31/78   103     12/31/84    167
 5/29/53  24    9/30/59  56    12/31/65   92       4/28/72    107       9/29/78   102      1/31/85    179
 6/30/53  24   10/30/59  57     1/31/66   92       5/31/72    109      10/31/78    93      2/28/85    181
 7/31/53  24   11/30/59  58     2/28/66   91       6/30/72    107      11/30/78    94      3/29/85    180
 8/31/53  23   12/31/59  59     3/31/66   89       7/31/72    107      12/29/78    96      4/30/85    179
 9/30/53  23    1/29/60  55     4/29/66   91       8/31/72    111       1/31/79    99      5/31/85    189
10/30/53  24    2/29/60  56     5/31/66   86       9/29/72    110       2/28/79    96      6/28/85    191
11/30/53  24    3/31/60  55     6/30/66   84      10/31/72    111       3/30/79   101      7/31/85    190
12/31/53  24    4/29/60  54     7/29/66   83      11/30/72    116       4/30/79   101      8/30/85    188
 1/29/54  26    5/31/60  55     8/31/66   77      12/29/72    118       5/31/79    99      9/30/85    182
 2/26/54  26    6/30/60  56     9/30/66   76       1/31/73    116       6/29/79   102     10/31/85    189
 3/31/54  26    7/29/60  55    10/31/66   80       2/28/73    111       7/31/79   103     11/29/85    202
 4/30/54  28    8/31/60  56    11/30/66   80       3/30/73    111       8/31/79   109     12/31/85    211
 5/31/54  29    9/30/60  53    12/30/66   80       4/30/73    106       9/28/79   109      1/31/86    211
 6/30/54  29   10/31/60  53     1/31/67   86       5/31/73    104      10/31/79   101      2/28/86    226
 7/30/54  30   11/30/60  55     2/28/67   86       6/29/73    104      11/30/79   106      3/31/86    238
 8/31/54  29   12/30/60  58     3/31/67   90       7/31/73    108      12/31/79   107      4/30/86    235
 9/30/54  32    1/31/61  61     4/28/67   94       8/31/73    104       1/31/80   114      5/30/86    247
10/29/54  31    2/28/61  63     5/31/67   89       9/28/73    108       2/29/80   113      6/30/86    250
11/30/54  34    3/31/61  65     6/30/67   90      10/31/73    108       3/31/80   102      7/31/86    236
12/31/54  35    4/28/61  65     7/31/67   94      11/30/73     95       4/30/80   106      8/29/86    252
 1/31/55  36    5/31/61  66     8/31/67   93      12/31/73     97       5/30/80   111      9/30/86    231
 2/28/55  36    6/30/61  64     9/29/67   96       1/31/74     96       6/30/80   114     10/31/86    243
 3/31/55  36    7/31/61  66    10/31/67   93       2/28/74     96       7/31/80   121     11/28/86    249
 4/29/55  37    8/31/61  68    11/30/67   94       3/29/74     93       8/29/80   122     12/31/86    242
 5/31/55  37    9/29/61  66    12/29/67   96       4/30/74     90       9/30/80   125      1/30/87    274
 6/30/55  41   10/31/61  68     1/31/68   92       5/31/74     87      10/31/80   127      2/27/87    284
 7/29/55  43   11/30/61  71     2/29/68   89       6/28/74     86      11/28/80   140      3/31/87    291
 8/31/55  43   12/29/61  71     3/29/68   90       7/31/74     79      12/31/80   135      4/30/87    288
 9/30/55  43    1/31/62  68     4/30/68   97       8/30/74     72       1/30/81   129      5/29/87    290
10/31/55  42    2/28/62  69     5/31/68   98       9/30/74     63       2/27/81   131      6/30/87    304
11/30/55  45    3/30/62  69     6/28/68   99      10/31/74     73       3/31/81   136      7/31/87    318
12/30/55  45    4/30/62  65     7/31/68   97      11/29/74     69       4/30/81   132      8/31/87    329
 1/31/56  43    5/31/62  59     8/30/68   98      12/31/74     68       5/29/81   132      9/30/87    321
 2/29/56  45    6/29/62  54     9/30/68  102       1/31/75     76       6/30/81   131     10/30/87    251
 3/30/56  48    7/31/62  58    10/31/68  103       2/28/75     81       7/31/81   130     11/30/87    230
 4/30/56  48    8/31/62  59    11/29/68  108       3/31/75     83       8/31/81   122     12/31/87    247
 5/31/56   4    9/28/62  56    12/31/68  103       4/30/75     87       9/30/81   116      1/29/88    257
 6/29/56  46   10/31/62  56     1/31/69  103       5/30/75     91      10/30/81   121      2/29/88    267
 7/31/56  49   11/30/62  62     2/28/69   98       6/30/75     95      11/30/81   126      3/31/88    258
 8/31/56  47   12/31/62  63     3/31/69  101       7/31/75     88      12/31/81   122      4/29/88    261
 9/28/56  45    1/31/63  66     4/30/69  103       8/29/75     86       1/29/82   120      5/31/88    262
10/31/56  45    2/28/63  64     5/30/69  103       9/30/75     83       2/26/82   113      6/30/88    273
11/30/56  45    3/29/63  66     6/30/69   97      10/31/75     89       3/31/82   111      7/29/88    272
12/31/56  46    4/30/63  69     7/31/69   91      11/28/75     91       4/30/82   116      8/31/88    261
 1/31/57  44    5/31/63  70     8/29/69   95      12/31/75     90       5/31/82   111      9/30/88    271
 2/28/57  43    6/28/63  69     9/30/69   93       1/30/76    100       6/30/82   109     10/31/88    278
 3/29/57  44    7/31/63  69    10/31/69   97       2/27/76     99       7/30/82   107     11/30/88    273
 4/30/57  45    8/30/63  72    11/28/69   93       3/31/76    102       8/31/82   119     12/30/88    277
 5/31/57  47    9/30/63  71    12/31/69   92       4/30/76    101       9/30/82   120      1/31/89    297
 6/28/57  47   10/31/63  74     1/30/70   85       5/31/76    100      10/29/82   133      2/28/89    288
 7/31/57  47   11/29/63  73     2/27/70   89       6/30/76    104      11/30/82   138      3/31/89    294
 8/30/57  45   12/31/63  75     3/31/70   89       7/30/76    103      12/31/82   140      4/28/89    309
 9/30/57  42    1/31/64  77     4/30/70   81       8/31/76    102       1/31/83   145      5/31/89    320
10/31/57  41    2/28/64  77     5/29/70   76       9/30/76    105       2/28/83   148      6/30/89    317
11/29/57  41    3/31/64  78     6/30/70   72      10/29/76    102       3/31/83   152      7/31/89    346
12/31/57  39    4/30/64  79     7/31/70   78      11/30/76    102       4/29/83   164      8/31/89    351
 1/31/58   4    5/29/64  80     8/31/70   81      12/31/76    107       5/31/83   162      9/29/89    349
 2/28/58  40    6/30/64  81     9/30/70   84       1/31/77    102       6/30/83   168     10/31/89    340
 3/31/58   4    7/31/64  83    10/30/70   83       2/28/77     99       7/29/83   162     11/30/89    345
 4/30/58  43    8/31/64  81    11/30/70   87       3/31/77     98       8/31/83   164     12/29/89    353
 5/30/58  44    9/30/64  84    12/31/70   92       4/29/77     98       9/30/83   166      1/31/90    329
 6/30/58  45   10/30/64  84     1/29/71   95       5/31/77     96      10/31/83   163      2/28/90    331
 7/31/58  47   11/30/64  84     2/26/71   96       6/30/77    100      11/30/83   166      3/30/90    339
 8/29/58  47   12/31/64  84     3/31/71  100       7/29/77     98      12/30/83   164      4/30/90    330
 9/30/58  50    1/29/65  87     4/30/71  103       8/31/77     96       1/31/84   163      5/31/90    361
10/31/58  51    2/26/65  87     5/31/71   99       9/30/77     96       2/29/84   157      6/29/90    358
11/28/58  52    3/31/65  86     6/30/71   99      10/31/77     92       3/30/84   159      7/31/90    356
12/31/58  55    4/30/65  89     7/30/71   95      11/30/77     94       4/30/84   160      8/31/90    322
 1/30/59  55    5/31/65  88     8/31/71   99      12/30/77     95       5/31/84   150      9/28/90    306
 2/27/59  55    6/30/65  84     9/30/71   98       1/31/78     89       6/29/84   153     10/31/90    304
 3/31/59  55    7/30/65  85    10/29/71   94       2/28/78     87       7/31/84   150     11/30/90    322
12/31/90    330         4/30/97     801
 1/31/91    343         5/30/97     848
 2/28/91    367         6/30/97     885
 3/29/91    375         7/31/97     954
 4/30/91    375         8/29/97     899
 5/31/91    389         9/30/97     947
 6/28/91    371        10/31/97     914
 7/31/91    387        11/28/97     955
 8/30/91    395        12/31/97     970
 9/30/91    387         1/30/98     980
10/31/91    392         2/27/98    1049
11/29/91    375         3/31/98    1101
12/31/91    417         4/30/98    1111
 1/31/92    408         5/29/98    1090
 2/28/92    412         6/30/98    1133
 3/31/92    403         7/31/98    1120
 4/30/92    414         8/31/98     957
 5/29/92    415         9/30/98    1017
 6/30/92    408        10/30/98    1098
 7/31/92    424        11/30/98    1163
 8/31/92    414        12/31/98    1229
 9/30/92    417         1/29/99    1279
10/30/92    418         2/26/99    1238
11/30/92    431         3/31/99    1286
12/31/92    435         4/30/99    1335
 1/29/93    438         5/31/99    1301
 2/26/93    443         6/30/99    1372
 3/31/93    451         7/30/99    1328
 4/30/93    440         8/31/99    1320
 5/31/93    450         9/30/99    1282
 6/30/93    450        10/29/99    1362
 7/30/93    448        11/30/99    1388
 8/31/93    463        12/31/99    1469
 9/30/93    458         1/31/00    1394
10/29/93    467         2/29/00    1366
11/30/93    461         3/31/00    1498
12/31/93    466         4/28/00    1452
 1/31/94    481         5/31/00    1420
 2/28/94    467         6/30/00    1454
 3/31/94    445         7/31/00    1430
 4/29/94    450         8/31/00    1517
 5/31/94    456         9/29/00    1436
 6/30/94    444        10/31/00    1429
 7/29/94    458        11/30/00    1314
 8/31/94    475        12/29/00    1320
 9/30/94    462         1/31/01    1366
10/31/94    472         2/28/01    1239
11/30/94    453         3/30/01    1160
12/30/94    459         4/30/01    1249
 1/31/95    470         5/31/01    1255
 2/28/95    487         6/29/01    1224
 3/31/95    500         7/31/01    1211
 4/28/95    514         8/31/01    1133
 5/31/95    533         9/28/01    1040
 6/30/95    544        10/31/01    1059
 7/31/95    562        11/30/01    1139
 8/31/95    561        12/31/01    1148
 9/29/95    584         1/31/02    1130
10/31/95    581         2/28/02    1106
11/30/95    605         3/29/02    1147
12/29/95    615         4/30/02    1076
 1/31/96    636         5/31/02    1067
 2/29/96    640         6/28/02     989
 3/29/96    645         7/31/02     911
 4/30/96    654         8/30/02     916
 5/31/96    669         9/30/02     815
 6/28/96    670         10/30/02    890
 7/31/96    639         11/29/02    936
 8/30/96    651         12/31/02    879
 9/30/96    687
10/31/96    705
11/29/96    757
12/31/96    740
 1/31/97    786
 2/28/97    790
 3/31/97    757

                                                 Source: Bloomberg LP

=============================================================================================================================

The last three years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

   The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history suggests that bear markets eventually end.

   That is why AIM urges all investors to maintain a long-term investment discipline.

FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
10/18/95-12/31/02
Index data from 10/31/95-12/31/02

                                [MOUNTAIN CHART]

                  AIM BASIC VALUE        AIM BASIC VALUE        RUSSELL 1000     S&P 500    RUSSELL 1000    LIPPER LARGE-CAP
  DATE          FUND CLASS A SHARES     FUND CLASS B SHARES     INDEX            INDEX      VALUE INDEX     VALUE FUND INDEX
10/18/95               9450                    10000
10/31/95               9467                    10009                10000         10000       10000             10000
11/30/95              10277                    10867                10446         10438       10506             10433
12/31/95              10551                    11156                10605         10639       10770             10602
01/31/96              10881                    11488                10947         11001       11106             10929
02/29/96              10856                    11462                11090         11104       11190             11051
03/31/96              11096                    11707                11189         11210       11380             11170
04/30/96              11567                    12196                11360         11375       11424             11322
05/31/96              12146                    12809                11632         11667       11566             11532
06/30/96              11890                    12528                11645         11712       11576             11539
07/31/96              11179                    11775                11084         11194       11138             11086
08/31/96              11393                    11985                11385         11430       11457             11375
09/30/96              12022                    12640                12025         12072       11913             11932
10/31/96              12138                    12763                12291         12406       12374             12184
11/30/96              12328                    12956                13198         13342       13271             13056
12/31/96              12146                    12754                12984         13078       13101             12835
01/31/97              12709                    13342                13754         13894       13736             13484
02/28/97              12909                    13543                13806         14004       13938             13591
03/31/97              12337                    12938                13185         13430       13436             13072
04/30/97              12627                    13237                13898         14230       14001             13654
05/31/97              13364                    13991                14788         15100       14783             14440
06/30/97              13861                    14509                15400         15772       15418             15043
07/31/97              15263                    15965                16660         17025       16577             16177
08/31/97              14806                    15491                15873         16072       15987             15484
09/30/97              15627                    16334                16743         16951       16952             16277
10/31/97              14822                    15483                16201         16385       16479             15786
11/30/97              15062                    15720                16904         17144       17208             16303
12/31/97              15452                    16127                17247         17439       17710             16489
01/31/98              15148                    15804                17375         17630       17459             16512
02/28/98              16276                    16977                18613         18901       18634             17599
03/31/98              16859                    17573                19551         19869       19774             18380
04/30/98              17100                    17810                19753         20072       19907             18568
05/31/98              16472                    17148                19326         19727       19612             18252
06/30/98              16454                    17120                20041         20528       19863             18593
07/31/98              16239                    16884                19801         20310       19514             18272
08/31/98              13587                    14130                16841         17375       16610             15778
09/30/98              14375                    14934                17974         18489       17563             16537
10/31/98              15512                    16108                19394         19990       18924             17861
11/30/98              16309                    16931                20594         21202       19806             18772
12/31/98              16533                    17150                21906         22423       20480             19497
01/31/99              16916                    17536                22688         23360       20644             19820
02/28/99              16214                    16803                21969         22634       20353             19366
03/31/99              17117                    17728                22810         23539       20774             19955
04/30/99              19252                    19927                23764         24450       22714             21130
05/31/99              19762                    20447                23251         23873       22464             20769
06/30/99              20729                    21420                24436         25193       23116             21685
07/31/99              20063                    20726                23691         24410       22438             21069
08/31/99              19515                    20148                23468         24288       21606             20686
09/30/99              18731                    19328                22823         23622       20852             19920
10/31/99              19469                    20080                24357         25117       22053             20881
11/30/99              20172                    20792                24983         25627       21881             20954
12/31/99              21830                    22487                26489         27134       21986             21599
01/31/00              21070                    21693                25406         25772       21269             20685
02/29/00              20375                    20966                25337         25285       19689             19815
03/31/00              22838                    23493                27645         27758       22091             21630
04/30/00              22765                    23397                26725         26922       21835             21389
05/31/00              23277                    23921                26033         26370       22064             21404
06/30/00              22509                    23117                26696         27019       21056             21169
07/31/00              22637                    23233                26253         26598       21319             21074
08/31/00              24147                    24773                28196         28249       22504             22294
09/30/00              24918                    25548                26888         26758       22711             21942
10/31/00              25688                    26322                26565         26645       23270             22117
11/30/00              24963                    25567                24137         24546       22407             21168
12/31/00              26251                    26876                24429         24666       23529             22021
01/31/01              26795                    27413                25233         25542       23619             22204
02/28/01              26666                    27268                22879         23215       22962             21134
03/31/01              25845                    26420                21359         21745       22151             20312
04/30/01              27470                    28058                23075         23433       23237             21464
05/31/01              28190                    28790                23232         23590       23760             21809
06/30/01              27979                    28557                22706         23016       23232             21216
07/31/01              27830                    28383                22395         22791       23183             21072
08/31/01              26631                    27143                21032         21366       22254             20085
09/30/01              23129                    23571                19248         19642       20687             18519
10/31/01              23582                    24009                19648         20017       20509             18639
11/30/01              25476                    25932                21161         21553       21701             19834
12/31/01              26286                    26726                21388         21742       22213             20133
01/01/02              26065                    26491                21116         21425       22042             19761
02/28/02              25567                    25974                20696         21011       22077             19652
03/31/02              27472                    27896                21547         21801       23121             20519
04/30/02              26502                    26892                20312         20480       22328             19645
05/31/02              26346                    26717                20133         20331       22440             19670
06/30/02              23667                    23995                18647         18883       21152             18299
07/31/02              21052                    21319                17267         17412       19185             16718
08/31/02              21384                    21652                17357         17525       19331             16830
09/30/02              18741                    18958                15493         15622       17181             14885
10/31/02              19916                    20139                16781         16995       18454             15977
11/30/02              21553                    21779                17762         17995       19617             16979
12/31/02              20199                    20412                16757         16943       18763             16171

                                                                                                Source: Lipper, Inc.

=====================================================================================================================

Past performance cannot guarantee comparable future results.

   Since the last reporting period, the fund has elected to use the S&P 500 as its broad-based market index since the S&P 500 is such a widely recognized gauge of general stock market performance. The fund will no longer measure its performance against the Russell 1000 Fund Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund has also included a style-specific index, the Russell 1000 Value Fund Index. The fund believes this index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Large-Cap Value Fund Index, which may or may not include AIM Basic Value Fund, is included for comparison to a peer group.

   Your fund's total return includes sales charges, expenses, and management fees. Performance of the fund's Class A, B, C and R shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes does not reflect the effects of taxes either.

   This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.


FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS

as of 12/31/02

including sales charges

================================================================================

CLASS A SHARES
Inception (10/18/95)              10.25%
  5 Years                          4.33
  1 Year                         -27.37

CLASS B SHARES
Inception (10/18/95)              10.41
  5 Years                          4.49
  1 Year                         -27.45

CLASS C SHARES
Inception (5/3/99)                 0.13
  1 Year                         -24.39

CLASS R SHARES*
Inception                         10.96
  5 Years                          5.35
  1 Year                         -23.25

*Class R shares are generally available only to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, and IRA rollovers from such plans if an AIM Fund was offered. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                              -23.14%
CLASS B SHARES                              -23.63
CLASS C SHARES                              -23.63
CLASS R SHARES*                             -23.25
S&P 500 (BROAD MARKET INDEX)                -22.09
RUSSELL 1000 (FORMER BROAD MARKET INDEX)    -21.65
RUSSELL 1000 VALUE (STYLE SPECIFIC INDEX)   -15.52
LIPPER LARGE CAP VALUE (PEER GROUP)         -19.68

================================================================================

                   SUPPLEMENT TO ANNUAL REPORT DATED 12/31/02

AIM BASIC VALUE FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A shares due to differing sales charges and class expenses.

================================================================================

CUMULATIVE TOTAL RETURNS

For the Period Ended 12/31/02

Inception (3/15/02)        -29.92%

================================================================================

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.


                                                                      [AIM LOGO]
                                                                 --Servicemark--

                                                                      BVA-INS-1

A I M Distributors, Inc.

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                                 MARKET
                                                 SHARES          VALUE
===========================================================================
DOMESTIC COMMON STOCKS-85.34%

ADVERTISING-5.07%

Interpublic Group of Cos., Inc. (The)            6,922,700   $   97,471,616
---------------------------------------------------------------------------
Omnicom Group Inc.                               2,065,000      133,399,000
===========================================================================
                                                                230,870,616
===========================================================================

AEROSPACE & DEFENSE-1.07%

Honeywell International Inc.                     2,025,000       48,600,000
===========================================================================

APPAREL RETAIL-3.09%

Gap, Inc. (The)                                  9,057,300      140,569,296
===========================================================================

BANKS-6.35%

Bank of America Corp.                            1,476,799      102,740,906
---------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 3,910,000       93,683,600
---------------------------------------------------------------------------
Bank One Corp.                                   2,543,000       92,946,650
===========================================================================
                                                                289,371,156
===========================================================================

BUILDING PRODUCTS-4.17%

American Standard Cos. Inc.(a)                   1,399,000       99,524,860
---------------------------------------------------------------------------
Masco Corp.                                      4,292,600       90,359,230
===========================================================================
                                                                189,884,090
===========================================================================

DATA PROCESSING SERVICES-4.43%

Ceridian Corp.(a)                                5,946,300       85,745,646
---------------------------------------------------------------------------
First Data Corp.                                 3,276,000      116,003,160
===========================================================================
                                                                201,748,806
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.87%

Cendant Corp.(a)                                 4,745,000       49,727,600
---------------------------------------------------------------------------
H&R Block, Inc.                                  3,145,400      126,445,080
===========================================================================
                                                                176,172,680
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-13.74%

Citigroup Inc.                                   3,444,597      121,215,368
---------------------------------------------------------------------------
Freddie Mac                                      2,100,400      124,028,620
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          4,716,000      113,184,000
---------------------------------------------------------------------------
Janus Capital Group Inc.                         4,544,000       59,390,080
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        2,882,000      109,371,900
---------------------------------------------------------------------------
Morgan Stanley                                   2,470,000       98,602,400
===========================================================================
                                                                625,792,368
===========================================================================

ELECTRIC UTILITIES-1.08%

PG&E Corp.(a)                                    3,554,000       49,400,600
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-2.23%

Waters Corp.(a)                                  4,670,000      101,712,600
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
===========================================================================

EMPLOYMENT SERVICES-0.82%

Robert Half International Inc.(a)                2,310,300   $   37,218,933
===========================================================================

ENVIRONMENTAL SERVICES-3.11%

Waste Management, Inc.                           6,192,167      141,924,468
===========================================================================

FOOD RETAIL-3.58%

Kroger Co. (The)(a)                              7,216,400      111,493,380
---------------------------------------------------------------------------
Safeway Inc.(a)                                  2,200,000       51,392,000
===========================================================================
                                                                162,885,380
===========================================================================

GENERAL MERCHANDISE STORES-1.80%

Target Corp.                                     2,740,600       82,218,000
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.56%

IMS Health Inc.                                  5,535,900       88,574,400
---------------------------------------------------------------------------
McKesson Corp.                                   2,721,900       73,572,957
===========================================================================
                                                                162,147,357
===========================================================================

HOTELS, RESORTS & CRUISE LINES-1.58%

Starwood Hotels & Resorts Worldwide, Inc.        3,024,000       71,789,760
===========================================================================

INDUSTRIAL MACHINERY-1.63%

Parker-Hannifin Corp.                            1,607,600       74,158,588
===========================================================================

LEISURE PRODUCTS-1.55%

Mattel, Inc.                                     3,686,460       70,595,709
===========================================================================

LIFE & HEALTH INSURANCE-1.22%

UnumProvident Corp.                              3,163,300       55,484,282
===========================================================================

MANAGED HEALTH CARE-1.52%

UnitedHealth Group Inc.                            827,200       69,071,200
===========================================================================

MOVIES & ENTERTAINMENT-1.76%

Walt Disney Co. (The)                            4,910,000       80,082,100
===========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.53%

Duke Energy Corp.                                3,575,000       69,855,500
===========================================================================

OIL & GAS DRILLING-4.98%

ENSCO International Inc.                         4,491,000      132,259,950
---------------------------------------------------------------------------
Transocean Inc.                                  4,076,698       94,579,394
===========================================================================
                                                                226,839,344
===========================================================================

PHARMACEUTICALS-2.08%

Wyeth                                            2,540,000       94,996,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.43%

MGIC Investment Corp.                            1,114,100   $   46,012,330
---------------------------------------------------------------------------
Radian Group Inc.                                1,747,396       64,915,761
===========================================================================
                                                                110,928,091
===========================================================================

SEMICONDUCTOR EQUIPMENT-3.22%

Applied Materials, Inc.(a)                       5,105,000       66,518,150
---------------------------------------------------------------------------
Novellus Systems, Inc.(a)                        2,849,000       79,999,920
===========================================================================
                                                                146,518,070
===========================================================================

SYSTEMS SOFTWARE-2.81%

Computer Associates International, Inc.          9,484,900      128,046,150
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.06%

Motorola, Inc.                                   5,570,000       48,180,500
===========================================================================
    Total Domestic Common Stocks (Cost
      $4,510,937,818)                                         3,887,061,644
===========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.71%

BERMUDA-8.31%

Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                   2,365,000       83,413,550
---------------------------------------------------------------------------
Tyco International Ltd. (Industrial
  Conglomerates)                                10,646,000      181,833,680
---------------------------------------------------------------------------
Weatherford International Ltd. (Oil & Gas
  Equipment & Services)(a)                       2,837,000      113,281,410
===========================================================================
                                                                378,528,640
===========================================================================

CAYMAN ISLANDS-2.37%

  ACE Ltd. (Property & Casualty Insurance)       3,687,000      108,176,580
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
===========================================================================

NETHERLANDS-1.03%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)    2,643,098   $   46,729,973
===========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $707,004,899)                             533,435,193
===========================================================================

MONEY MARKET FUNDS-3.94%

STIC Liquid Assets Portfolio(b)                 89,779,169       89,779,169
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                         89,779,169       89,779,169
===========================================================================
    Total Money Market Funds (Cost
      $179,558,338)                                             179,558,338
===========================================================================
TOTAL INVESTMENTS-100.99% (excluding
  investments purchased with cash collateral
  from securities loans) (Cost
  $5,397,501,055)                                             4,600,055,175
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANS

MONEY MARKET FUNDS-5.08%

STIC Liquid Assets Portfolio(b)(c)             115,607,394      115,607,394
---------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                     115,607,395      115,607,395
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loans)
      (Cost $231,214,789)                                       231,214,789
===========================================================================
TOTAL INVESTMENTS-106.07% (Cost
  $5,628,715,844)                                             4,831,269,964
===========================================================================
OTHER ASSETS LESS LIABILITIES-(6.07%)                          (276,340,698)
===========================================================================
NET ASSETS-100.00%                                           $4,554,929,266
___________________________________________________________________________
===========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $5,628,715,844)*                            $4,831,269,964
------------------------------------------------------------
Receivables for:
  Investments sold                                 5,031,217
------------------------------------------------------------
  Fund shares sold                                19,848,562
------------------------------------------------------------
  Dividends                                        6,793,524
------------------------------------------------------------
Investment for deferred compensation plan             23,645
------------------------------------------------------------
Other assets                                         153,084
============================================================
    Total assets                               4,863,119,996
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           50,761,427
------------------------------------------------------------
  Fund shares reacquired                          18,336,269
------------------------------------------------------------
  Deferred compensation plan                          23,645
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       231,214,789
------------------------------------------------------------
Accrued distribution fees                          5,020,831
------------------------------------------------------------
Accrued transfer agent fees                        2,287,253
------------------------------------------------------------
Accrued operating expenses                           546,516
============================================================
    Total liabilities                            308,190,730
============================================================
Net assets applicable to shares
  outstanding                                 $4,554,929,266
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $2,534,964,078
____________________________________________________________
============================================================
Class B                                       $1,498,498,797
____________________________________________________________
============================================================
Class C                                       $  518,574,540
____________________________________________________________
============================================================
Class R                                       $    1,421,225
____________________________________________________________
============================================================
Institutional Class                           $    1,470,626
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                          115,987,981
____________________________________________________________
============================================================
Class B                                           71,668,879
____________________________________________________________
============================================================
Class C                                           24,804,890
____________________________________________________________
============================================================
Class R                                               65,077
____________________________________________________________
============================================================
Institutional Class                                   66,994
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        21.86
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.86 divided by
      94.50%)                                 $        23.13
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        20.91
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        20.91
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        21.84
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        21.95
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $199,616)                               $    51,387,184
------------------------------------------------------------
Dividends from affiliated money market
  funds                                            3,622,103
------------------------------------------------------------
Security lending income                              271,120
============================================================
    Total investment income                       55,280,407
============================================================

EXPENSES:

Advisory fees                                     31,679,859
------------------------------------------------------------
Administrative services fees                         486,863
------------------------------------------------------------
Custodian fees                                       329,909
------------------------------------------------------------
Distribution fees -- Class A                       8,779,210
------------------------------------------------------------
Distribution fees -- Class B                      16,608,838
------------------------------------------------------------
Distribution fees -- Class C                       5,884,893
------------------------------------------------------------
Distribution fees -- Class R                           1,647
------------------------------------------------------------
Transfer agent fees                               12,513,944
------------------------------------------------------------
Transfer agent fees -- Institutional Class               333
------------------------------------------------------------
Trustees' fees                                        33,990
------------------------------------------------------------
Other                                              1,762,558
============================================================
    Total expenses                                78,082,044
============================================================
Less: Fees waived                                    (39,803)
------------------------------------------------------------
    Expenses paid indirectly                         (73,235)
============================================================
    Net expenses                                  77,969,006
============================================================
Net investment income (loss)                     (22,688,599)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                    (224,532,143)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities     (1,119,642,589)
============================================================
Net gain (loss) from investment securities    (1,344,174,732)
============================================================
Net increase (decrease) in net assets
  resulting from operations                  $(1,366,863,331)
____________________________________________________________
============================================================

* At December 31, 2002, securities with an aggregate market value of $228,283,230 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                   2002               2001
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (22,688,599)   $   (9,594,809)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                             (224,532,143)     (231,405,003)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (1,119,642,589)      216,112,590
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (1,366,863,331)      (24,887,222)
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                  --          (114,095)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                  --        (1,004,440)
-----------------------------------------------------------------------------------------------
  Class B                                                                  --          (778,204)
-----------------------------------------------------------------------------------------------
  Class C                                                                  --          (290,032)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,177,106,683     1,619,680,325
-----------------------------------------------------------------------------------------------
  Class B                                                         447,671,199     1,315,483,690
-----------------------------------------------------------------------------------------------
  Class C                                                         122,712,958       379,676,399
-----------------------------------------------------------------------------------------------
  Class R                                                           1,424,141                --
-----------------------------------------------------------------------------------------------
  Institutional Class                                               1,422,881                --
===============================================================================================
    Net increase in net assets                                    383,474,531     3,287,766,421
===============================================================================================

NET ASSETS:

  Beginning of year                                             4,171,454,735       883,688,314
===============================================================================================
  End of year                                                 $ 4,554,929,266    $4,171,454,735
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 5,811,813,680    $4,084,121,184
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                          (65,471)          (22,238)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                              (459,373,063)     (234,840,920)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   (797,445,880)      322,196,709
===============================================================================================
                                                              $ 4,554,929,266    $4,171,454,735
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A and Class R shares are subject to CDSC charges. Class R shares and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $39,803.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $486,863 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $5,522,212 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B, Class C and Class R shares paid $8,779,210, $16,608,838, $5,884,893 and $1,647, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $1,521,182 in front-end sales commissions from the sale of Class A shares and $36,121, $5,523, $194,164, and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $10,466 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $72,605 and reductions in custodian fees of $630 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $73,235.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At December 31, 2002, securities with an aggregate value of $228,283,230 were on loan to brokers. The loans were secured by cash collateral of $231,214,789 received by the Fund and subsequently invested in affiliated money market funds as follows: $115,607,394 in STIC Liquid Assets Portfolio and $115,607,395 in STIC Prime Portfolio. For the year ended December 31, 2002, the Fund received fees of $271,120 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:
------------------------------

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                           2002         2001
---------------------------------------------------------------
Distributions paid from:
  Ordinary income                        $    --     $1,140,758
---------------------------------------------------------------
  Long-term capital gain                      --      1,046,013
===============================================================
                                         $    --     $2,186,771
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:
--------------------------------------

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments               $ (808,908,153)
------------------------------------------------------------
Temporary book/tax differences                       (65,471)
------------------------------------------------------------
Capital loss carryforward                       (435,212,033)
------------------------------------------------------------
Post-October capital loss deferral               (12,698,757)
------------------------------------------------------------
Shares of beneficial interest                  5,811,813,680
============================================================
                                              $4,554,929,266
____________________________________________________________
============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                           CAPITAL LOSS
EXPIRATION                                 CARRYFORWARD
-------------------------------------------------------
December 31, 2009                          $101,680,239
-------------------------------------------------------
December 31, 2010                           333,531,794
=======================================================
                                           $435,212,033
_______________________________________________________
=======================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $3,143,527,166 and $1,381,420,449, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $   215,316,580
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (1,024,224,733)
============================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $  (808,908,153)
____________________________________________________________
============================================================
Cost of investments for tax purposes is $5,640,178,117.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating loss and other items on December 31, 2002, undistributed net investment income was increased by $22,645,366 and shares of beneficial interest decreased by $22,645,366. This reclassification had no effect on the net assets of the Fund.

                                                                BASIC VALUE FUND


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                             2001
                                                              -----------------------------    -----------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      76,760,537    $1,974,256,884     70,490,380    $1,992,135,991
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      36,719,189       930,261,749     54,343,509     1,495,352,954
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      11,937,042       301,540,951     16,273,481       449,321,584
----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         81,501         1,780,171             --                --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            72,939         1,565,277             --                --
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --                --         38,557         1,063,809
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --                --         27,343           726,712
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --                --         10,073           267,758
============================================================================================================================
Conversion of Class B shares to Class A shares:***
  Class A                                                       1,123,932        28,176,777             --                --
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,169,041)      (28,176,777)            --                --
============================================================================================================================
Reacquired:
  Class A                                                     (34,569,714)     (825,326,978)   (13,646,069)     (373,519,475)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (20,054,811)     (454,413,773)    (6,954,159)     (180,595,976)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (7,825,922)     (178,827,993)    (2,629,184)      (69,912,943)
----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (16,424)         (356,030)            --                --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            (5,945)         (142,396)            --                --
============================================================================================================================
                                                               63,053,283    $1,750,337,862    117,953,931    $3,314,840,414
____________________________________________________________________________________________________________________________
============================================================================================================================

  * Class R shares commenced sales on June 3, 2002.
 ** Institutional Class shares commenced sales on March 15, 2002.
*** Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                 2002             2001            2000       1999          1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    28.44       $    28.41       $  23.84    $ 18.13       $17.25
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)(a)        (0.02)(a)       0.06       0.05(a)      0.04
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.54)            0.06           4.74       5.75         1.16
================================================================================================================================
    Total from investment operations                               (6.58)            0.04           4.80       5.80         1.20
================================================================================================================================
Less distributions:
  Dividends from net investment income                              0.00             0.00          (0.03)      0.00         0.00
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             0.00            (0.01)         (0.20)     (0.09)       (0.32)
================================================================================================================================
    Total distributions                                             0.00            (0.01)         (0.23)     (0.09)       (0.32)
================================================================================================================================
Net asset value, end of period                                $    21.86       $    28.44       $  28.41    $ 23.84       $18.13
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (23.14)%           0.16%         20.20%     32.04%        7.02%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,534,964       $2,066,536       $448,668    $70,791       $9,074
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.33%(c)         1.30%          1.32%      1.69%        1.74%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.33%(c)         1.30%          1.32%      1.71%        2.11%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.17)%(c)       (0.05)%         0.49%      0.23%        0.25%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               30%              20%            56%        63%         148%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,508,345,697.

                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                 2002             2001            2000       1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    27.38       $    27.54       $  23.23    $ 17.79       $ 17.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.20)(a)        (0.19)(a)      (0.02)     (0.09)(a)     (0.08)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.27)            0.04           4.53       5.62          1.15
=================================================================================================================================
    Total from investment operations                               (6.47)           (0.15)          4.51       5.53          1.07
=================================================================================================================================
Less distributions from net realized gains                          0.00            (0.01)         (0.20)     (0.09)        (0.32)
=================================================================================================================================
Net asset value, end of period                                $    20.91       $    27.38       $  27.54    $ 23.23       $ 17.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   (23.63)%          (0.53)%        19.47%     31.13%         6.34%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,498,499       $1,538,292       $241,157    $55,785       $17,406
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.98%(c)         1.95%          1.97%      2.34%         2.39%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.98%(c)         1.95%          1.97%      2.36%         2.76%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.82)%(c)       (0.70)%        (0.16)%    (0.42)%       (0.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                               30%              20%            56%        63%          148%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $1,660,883,829.

                                                                                         CLASS C
                                                                ----------------------------------------------------------
                                                                                                              MAY 3, 1999
                                                                                                              (DATE SALES
                                                                       YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                                --------------------------------------       DECEMBER 31,
                                                                  2002           2001           2000             1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  27.38       $  27.54       $  23.23          $21.07
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.20)(a)      (0.19)(a)      (0.02)          (0.06)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.27)          0.04           4.53            2.31
==========================================================================================================================
    Total from investment operations                               (6.47)         (0.15)          4.51            2.25
==========================================================================================================================
  Less distributions from net realized gains                        0.00          (0.01)         (0.20)          (0.09)
==========================================================================================================================
Net asset value, end of period                                  $  20.91       $  27.38       $  27.54          $23.23
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                   (23.63)%        (0.53)%        19.47%          10.72%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $518,575       $566,627       $193,863          $7,669
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.98%(c)       1.95%          1.97%           2.34%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.98%(c)       1.95%          1.97%           2.36%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.82)%(c)     (0.70)%        (0.16)%         (0.42)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                               30%            20%            56%             63%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $588,489,280.
(d)  Annualized.

                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                DECEMBER 31,
                                                                    2002
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 27.54
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.05)(a)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (5.65)
=============================================================================
    Total from investment operations                                 (5.70)
=============================================================================
Net asset value, end of period                                     $ 21.84
_____________________________________________________________________________
=============================================================================
Total return(b)                                                     (20.70)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $ 1,421
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets                               1.54%(c)
=============================================================================
Ratio of net investment income (loss) to average net assets          (0.37)%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                                 30%
_____________________________________________________________________________
=============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $569,759.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                MARCH 15, 2002
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 29.63
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.06(a)
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (7.74)
=================================================================================
    Total from investment operations                                  (7.68)
=================================================================================
Net asset value, end of period                                      $ 21.95
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      (25.92)%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $ 1,471
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets                                0.81%(c)
=================================================================================
Ratio of net investment income to average net assets                   0.35%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  30%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $494,705.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Basic Value Fund (one of the funds constituting AIM Growth Series; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Growth Series is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
===================================================================================================================================

   Robert H. Graham(1) -- 1946     1998               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
===================================================================================================================================

   Frank S. Bayley -- 1939         1985               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                            Member of Advisory Board of Rotary Power   investment company)
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; President and Chief Operating
                                                      Officer, Mercantile-Safe Deposit & Trust
                                                      Co.; and President, Mercantile
                                                      Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1977               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Growth Series is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
===================================================================================================================================

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1998               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      2002               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers LLP
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1201 Louisiana
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2900
                          Houston, TX 77046         Houston, TX 77046         Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

================================================================================

                                    [ARTWORK]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

===============================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

      DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                            FIXED INCOME

      MORE AGGRESSIVE                             MORE AGGRESSIVE                                    TAXABLE

AIM EMERGING GROWTH FUND                AIM DEVELOPING MARKETS FUND                               MORE AGGRESSIVE
AIM SMALL CAP GROWTH FUND(1)            AIM EUROPEAN SMALL COMPANY FUND
AIM AGGRESSIVE GROWTH FUND              AIM ASIA PACIFIC GROWTH FUND(2)                   AIM HIGH YIELD FUND II
AIM OPPORTUNITIES I FUND(2),(3)         AIM INTERNATIONAL EMERGING GROWTH FUND            AIM HIGH YIELD FUND
AIM MID CAP GROWTH FUND                 AIM GLOBAL AGGRESSIVE GROWTH FUND                 AIM STRATEGIC INCOME FUND
AIM LIBRA FUND                          AIM EUROPEAN GROWTH FUND(2)                       AIM INCOME FUND
AIM DENT DEMOGRAPHIC TRENDS FUND        AIM INTERNATIONAL GROWTH FUND(2)                  AIM GLOBAL INCOME FUND
AIM OPPORTUNITIES II FUND(2),(3)        AIM GLOBAL GROWTH FUND                            AIM TOTAL RETURN BOND FUND
AIM CONSTELLATION FUND                  AIM WORLDWIDE SPECTRUM FUND                       AIM INTERMEDIATE GOVERNMENT FUND
AIM LARGE CAP GROWTH FUND               AIM GLOBAL TRENDS FUND                            AIM SHORT TERM BOND FUND
AIM WEINGARTEN FUND                     AIM INTERNATIONAL CORE EQUITY FUND(2)             AIM FLOATING RATE FUND
AIM OPPORTUNITIES III FUND(2),(3)                                                         AIM LIMITED MATURITY TREASURY FUND(4),(5)
AIM SMALL CAP EQUITY FUND                        MORE CONSERVATIVE                        AIM MONEY MARKET FUND
AIM CAPITAL DEVELOPMENT FUND
AIM MID CAP CORE EQUITY FUND(2)                    SECTOR EQUITY                                 MORE CONSERVATIVE
AIM SELECT EQUITY FUND
AIM PREMIER EQUITY II FUND(2)                     MORE AGGRESSIVE                                   TAX-FREE
AIM PREMIER EQUITY FUND(2)
AIM BLUE CHIP FUND                      AIM NEW TECHNOLOGY FUND                                   MORE AGGRESSIVE
AIM MID CAP BASIC VALUE FUND            AIM GLOBAL SCIENCE AND TECHNOLOGY FUND(2)
AIM LARGE CAP CORE EQUITY FUND          AIM GLOBAL ENERGY FUND                            AIM HIGH INCOME MUNICIPAL FUND
AIM CHARTER FUND                        AIM GLOBAL FINANCIAL SERVICES FUND                AIM MUNICIPAL BOND FUND
AIM BASIC VALUE FUND                    AIM GLOBAL HEALTH CARE FUND                       AIM TAX-FREE INTERMEDIATE FUND(4),(5)
AIM LARGE CAP BASIC VALUE FUND          AIM GLOBAL UTILITIES FUND                         AIM TAX-EXEMPT CASH FUND
AIM BALANCED FUND*                      AIM REAL ESTATE FUND
AIM BASIC BALANCED FUND*                                                                         MORE CONSERVATIVE
                                                 MORE CONSERVATIVE
      MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

   A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and ?nancial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.


                                       College     Separately
Mutual       Retirement                Savings     Managed      Offshore    Alternative     Cash
Funds        Products     Annuities    Plans       Accounts     Products    Investments     Management

                                                                      [AIM LOGO]
                                                                 --Servicemark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                        --Registered Trademark--


                                                                        BVA-AR-1

AIMinvestments.com

                        ANNUAL REPORT / DECEMBER 31, 2002

                          AIM MID CAP CORE EQUITY FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                           --Registered Servicemark--

================================================================================

                                  [COVER IMAGE]

                           LANDSCAPE BY ANDREW DASBURG

   DASBURG'S PAINTING DEPICTS THE STARK LANDSCAPE OF THE DESERT SOUTHWEST. THE

STOCK UNIVERSE CAN BE EQUALLY FOREBODING. IN SELECTING HOLDINGS FOR AIM MID CAP

CORE EQUITY FUND, WE CAREFULLY CHOOSE THE REASONABLY PRICED STOCKS OF COMPANIES

             WE BELIEVE WILL EXPERIENCE IMPRESSIVE EARNINGS GROWTH.

   LANDSCAPE, 1924. JACK S. BLANTON MUSEUM OF ART, THE UNIVERSITY OF TEXAS AT

 AUSTIN. PURCHASED THROUGH THE GENEROSITY OF MARI AND JAMES A. MICHENER, 1970.

            FOR FURTHER INFORMATION, PLEASE VISIT BLANTONMUSEUM.ORG.

                                  [COVER IMAGE]

================================================================================

AIM MID CAP CORE EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN THE EQUITY SECURITIES OF MID-CAP COMPANIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o On July 1, 2002, AIM Mid Cap Equity Fund was renamed AIM Mid Cap Core Equity Fund.

o AIM Mid Cap Core Equity Fund's performance figures are historical, and they reflect fund expenses the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o Investing in small- and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell Midcap Index represents the performance of the stocks of domestic mid-capitalization companies.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

Performance of an index of funds reflects fund expenses.

Performance of a market index does not.

                    TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                    In light of continuing market difficulties, I thought you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

    To that end, we have also increased the number of comparative benchmarks we include in these reports.

    o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

    o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

    o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

        Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

    Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

    He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

    Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

    For the fiscal year, the fund held up better than the market in general and mid-cap stocks in particular. At net asset value, total return for the fiscal year ended December 31, 2002, was -11.09% for Class A shares (the performance of other share classes is shown on page 6). Over the same period, the S&P 500 returned -22.09%, and the Russell Midcap Index returned -16.19%.

    Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                           FIRST, PROFESSIONAL ADVICE

                        IS MORE IMPORTANT NOW THAN EVER.

                            A FINANCIAL PROFESSIONAL

                             CAN HELP YOU UNDERSTAND

                         YOUR ENTIRE FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS
THROUGHOUT FISCAL YEAR

From our perspective, 2002 was perhaps the most difficult year of the current bear market. It was certainly among the most disappointing. For only the second time since 1992, AIM Mid Cap Core Equity Fund's Class A shares posted negative returns at net asset value for a calendar year. While mid-cap core stocks had previously been spared much of the brunt of the bear market, virtually all types of stocks sustained losses in 2002. Unfortunately, this trend took its toll on the fund's performance, although it still fared better than the market in general and mid-cap stocks in particular, as reflected in the one year returns found on page 6 of this report.

RELEVANT MARKET CONDITIONS

Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq weighed heavily on investors' minds for much of the reporting period. Except for scattered short-lived rallies, key stock market indexes, such as the S&P 500, plummeted until reaching their lowest levels in about five years on October 9, 2002.

   Markets rebounded in October and November as several major companies reported better-than-expected earnings, and the Federal Reserve Board cut the key federal funds rate to 1.25%, its lowest level since 1961. Stocks fell in December, however, as holiday sales were disappointing and tensions mounted with North Korea over its nuclear program.

   For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses. Likewise, all market sectors posted negative returns, with consumer staples and materials sustaining the most modest losses and information technology, telecommunications and utilities sustaining the deepest.

   At the close of 2002, economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated that the nation's gross domestic product grew at an annualized rate of 0.7% in the fourth quarter of 2002 compared to 4.0% in the third quarter of the same year. Also, a weak job market threatened to put a damper on consumer spending, which accounts for about two-thirds of economic activity, as companies were reluctant to hire new employees amid concerns about the strength of the economy.

   In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive than they had been in several years, investors continued to be cautious because of

PORTFOLIO COMPOSITION

AS OF 12/31/02, BASED ON TOTAL NET ASSETS

==================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES
==================================================================================================

 1. Computer Associates International, Inc.  2.5%     1. Electronic Equipment & Instruments   8.7%
 2. Dover Corp.                              2.4      2. Industrial Machinery                 6.6
 3. Ceridian Corp.                           2.3      3. Data Processing Services             4.7
 4. Wisconsin Energy Corp.                   2.0      4. Health Care Equipment                4.0
 5. Apogent Technologies Inc.                2.0      5. Systems Software                     3.5
 6. Brunswick Corp.                          2.0      6. Leisure Products                     2.6
 7. Waters Corp.                             1.8      7. Property & Casualty Insurance        2.6
 8. IMS Health Inc.                          1.8      8. Aerospace & Defense                  2.5
 9. Republic Services, Inc.                  1.8      9. Electric Utilities                   2.4
10. Herman Miller, Inc.                      1.5     10. Food Retail                          2.4

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================

================================================================================

                             WE INCREASED THE FUND'S

                                EXPOSURE TO MORE

                             ECONOMICALLY SENSITIVE

                          SECTORS, SUCH AS INFORMATION

                                TECHNOLOGY, THAT

                              ARE LIKELY TO BENEFIT

                             MOST DRAMATICALLY FROM

                               A MARKET RECOVERY.

================================================================================
economic uncertainties, lackluster corporate earnings, the prospects of a conflict with Iraq, and the situation with North Korea.

FUND STRATEGIES AND TECHNIQUES

We increased the fund's exposure to more economically sensitive sectors, such as information technology, that are likely to benefit most dramatically from a market recovery. We found a number of attractively priced stocks of companies with solid growth prospects in the industrial and information technology sectors in particular. One of these stocks, Computer Associates International, a leading software company, rebounded strongly from its low in July 2002.

    At the same time, we maintained the fund's exposure to more defensive sectors, such as consumer staples and materials. The fund also continued to maintain a relatively significant cash position, which helped reduce volatility. Our strategy was to construct a portfolio that would perform well in a variety of market environments.

    As of December 31, 2002, the fund had 75 equity holdings, about the same number as at the beginning of the fiscal year. Although mid-cap stocks made up the majority of the holdings, the fund also had some exposure to small- and large-cap stocks.

    A few stocks represented in the portfolio included:

    o Republic Services is the nation's third-largest waste management company, providing disposal services for commercial and residential customers in 22 states. The company reported record earnings for the third quarter of 2002, and its stock has performed well for the fund.

    o Avon Products is another stock that has posted gains for the fund. The company is the world's leading direct seller of beauty-related products. It recently reported increased sales in the United States, Europe and Asia, offsetting a decline in sales in Latin America.

    o Teva Pharmaceuticals is one of the largest generic drug companies in the world. The company recently raised its earnings projections for the fourth quarter of its fiscal year. Its stock also has been a solid performer for the fund.

    o Herman Miller is the top manufacturer of office furniture in the United States. While its stock has struggled recently, we believe the company is sound because of its leading position in its industry.

IN CLOSING

We know that market conditions in recent years have been largely disappointing. We want to assure you that your management team continues to work diligently to meet the fund's investment objective of long-term growth of capital.

================================================================================

                           PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                             RON SLOAN, LEAD MANAGER
                                PAUL J. RASPLICKA
                       ASSISTED BY MID/LARGE CAP CORE TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                    [GRAPHIC]

HISTORY SUGGESTS THAT BEAR MARKETS EVENTUALLY END ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

================================================================================

                                  [LINE CHART]

12/31/52   26  4/30/59   57   8/31/65    87   11/30/71      93   4/28/78     96  8/31/84   166  12/31/90  330    4/30/97    801
1/30/53    26  5/29/59   58   9/30/65    89   12/31/71     102   5/31/78     97  9/28/84   166  1/31/91   343    5/30/97    848
2/27/53    25  6/30/59   58   10/29/65   92   1/31/72      103   6/30/78     95  10/31/84  166  2/28/91   367    6/30/97    885
3/31/53    25  7/31/59   60   11/30/65   91   2/29/72      106   7/31/78    100  11/30/84  163  3/29/91   375    7/31/97    954
4/30/53    24  8/31/59   59   12/31/65   92   3/31/72      107   8/31/78    103  12/31/84  167  4/30/91   375    8/29/97    899
5/29/53    24  9/30/59   56   12/31/65   92   4/28/72      107   9/29/78    102  1/31/85   179  5/31/91   389    9/30/97    947
6/30/53    24  10/30/59  57   1/31/66    92   5/31/72      109   10/31/78    93  2/28/85   181  6/28/91   371    10/31/97   914
7/31/53    24  11/30/59  58   2/28/66    91   6/30/72      107   11/30/78    94  3/29/85   180  7/31/91   387    11/28/97   955
8/31/53    23  12/31/59  59   3/31/66    89   7/31/72      107   12/29/78    96  4/30/85   179  8/30/91   395    12/31/97   970
9/30/53    23  1/29/60   55   4/29/66    91   8/31/72      111   1/31/79     99  5/31/85   189  9/30/91   387    1/30/98    980
10/30/53   24  2/29/60   56   5/31/66    86   9/29/72      110   2/28/79     96  6/28/85   191  10/31/91  392    2/27/98   1049
11/30/53   24  3/31/60   55   6/30/66    84   10/31/72     111   3/30/79    101  7/31/85   190  11/29/91  375    3/31/98   1101
12/31/53   24  4/29/60   54   7/29/66    83   11/30/72     116   4/30/79    101  8/30/85   188  12/31/91  417    4/30/98   1111
1/29/54    26  5/31/60   55   8/31/66    77   12/29/72     118   5/31/79     99  9/30/85   182  1/31/92   408    5/29/98   1090
2/26/54    26  6/30/60   56   9/30/66    76   1/31/73      116   6/29/79    102  10/31/85  189  2/28/92   412    6/30/98   1133
3/31/54    26  7/29/60   55   10/31/66   80   2/28/73      111   7/31/79    103  11/29/85  202  3/31/92   403    7/31/98   1120
4/30/54    28  8/31/60   56   11/30/66   80   3/30/73      111   8/31/79    109  12/31/85  211  4/30/92   414    8/31/98    957
5/31/54    29  9/30/60   53   12/30/66   80   4/30/73      106   9/28/79    109  1/31/86   211  5/29/92   415    9/30/98   1017
6/30/54    29  10/31/60  53   1/31/67    86   5/31/73      104   10/31/79   101  2/28/86   226  6/30/92   408    10/30/98  1098
7/30/54    30  11/30/60  55   2/28/67    86   6/29/73      104   11/30/79   106  3/31/86   238  7/31/92   424    11/30/98  1163
8/31/54    29  12/30/60  58   3/31/67    90   7/31/73      108   12/31/79   107  4/30/86   235  8/31/92   414    12/31/98  1229
9/30/54    32  1/31/61   61   4/28/67    94   8/31/73      104   1/31/80    114  5/30/86   247  9/30/92   417    1/29/99   1279
10/29/54   31  2/28/61   63   5/31/67    89   9/28/73      108   2/29/80    113  6/30/86   250  10/30/92  418    2/26/99   1238
11/30/54   34  3/31/61   65   6/30/67    90   10/31/73     108   3/31/80    102  7/31/86   236  11/30/92  431    3/31/99   1286
12/31/54   35  4/28/61   65   7/31/67    94   11/30/73      95   4/30/80    106  8/29/86   252  12/31/92  435    4/30/99   1335
1/31/55    36  5/31/61   66   8/31/67    93   12/31/73      97   5/30/80    111  9/30/86   231  1/29/93   438    5/31/99   1301
2/28/55    36  6/30/61   64   9/29/67    96   1/31/74       96   6/30/80    114  10/31/86  243  2/26/93   443    6/30/99   1372
3/31/55    36  7/31/61   66   10/31/67   93   2/28/74       96   7/31/80    121  11/28/86  249  3/31/93   451    7/30/99   1328
4/29/55    37  8/31/61   68   11/30/67   94   3/29/74       93   8/29/80    122  12/31/86  242  4/30/93   440    8/31/99   1320
5/31/55    37  9/29/61   66   12/29/67   96   4/30/74       90   9/30/80    125  1/30/87   274  5/31/93   450    9/30/99   1282
6/30/55    41  10/31/61  68   1/31/68    92   5/31/74       87   10/31/80   127  2/27/87   284  6/30/93   450    10/29/99  1362
7/29/55    43  11/30/61  71   2/29/68    89   6/28/74       86   11/28/80   140  3/31/87   291  7/30/93   448    11/30/99  1388
8/31/55    43  12/29/61  71   3/29/68    90   7/31/74       79   12/31/80   135  4/30/87   288  8/31/93   463    12/31/99  1469
9/30/55    43  1/31/62   68   4/30/68    97   8/30/74       72   1/30/81    129  5/29/87   290  9/30/93   458    1/31/00   1394
10/31/55   42  2/28/62   69   5/31/68    98   9/30/74       63   2/27/81    131  6/30/87   304  10/29/93  467    2/29/00   1366
11/30/55   45  3/30/62   69   6/28/68    99   10/31/74      73   3/31/81    136  7/31/87   318  11/30/93  461    3/31/00   1498
12/30/55   45  4/30/62   65   7/31/68    97   11/29/74      69   4/30/81    132  8/31/87   329  12/31/93  466    4/28/00   1452
1/31/56    43  5/31/62   59   8/30/68    98   12/31/74      68   5/29/81    132  9/30/87   321  1/31/94   481    5/31/00   1420
2/29/56    45  6/29/62   54   9/30/68   102   1/31/75       76   6/30/81    131  10/30/87  251  2/28/94   467    6/30/00   1454
3/30/56    48  7/31/62   58   10/31/68  103   2/28/75       81   7/31/81    130  11/30/87  230  3/31/94   445    7/31/00   1430
4/30/56    48  8/31/62   59   11/29/68  108   3/31/75       83   8/31/81    122  12/31/87  247  4/29/94   450    8/31/00   1517
5/31/56     4  9/28/62   56   12/31/68  103   4/30/75       87   9/30/81    116  1/29/88   257  5/31/94   456    9/29/00   1436
6/29/56    46  10/31/62  56   1/31/69   103   5/30/75       91   10/30/81   121  2/29/88   267  6/30/94   444    10/31/00  1429
7/31/56    49  11/30/62  62   2/28/69    98   6/30/75       95   11/30/81   126  3/31/88   258  7/29/94   458    11/30/00  1314
8/31/56    47  12/31/62  63   3/31/69   101   7/31/75       88   12/31/81   122  4/29/88   261  8/31/94   475    12/29/00  1320
9/28/56    45  1/31/63   66   4/30/69   103   8/29/75       86   1/29/82    120  5/31/88   262  9/30/94   462    1/31/01   1366
10/31/56   45  2/28/63   64   5/30/69   103   9/30/75       83   2/26/82    113  6/30/88   273  10/31/94  472    2/28/01   1239
11/30/56   45  3/29/63   66   6/30/69    97   10/31/75      89   3/31/82    111  7/29/88   272  11/30/94  453    3/30/01   1160
12/31/56   46  4/30/63   69   7/31/69    91   11/28/75      91   4/30/82    116  8/31/88   261  12/30/94  459    4/30/01   1249
1/31/57    44  5/31/63   70   8/29/69    95   12/31/75      90   5/31/82    111  9/30/88   271  1/31/95   470    5/31/01   1255
2/28/57    43  6/28/63   69   9/30/69    93   1/30/76      100   6/30/82    109  10/31/88  278  2/28/95   487    6/29/01   1224
3/29/57    44  7/31/63   69   10/31/69   97   2/27/76       99   7/30/82    107  11/30/88  273  3/31/95   500    7/31/01   1211
4/30/57    45  8/30/63   72   11/28/69   93   3/31/76      102   8/31/82    119  12/30/88  277  4/28/95   514    8/31/01   1133
5/31/57    47  9/30/63   71   12/31/69   92   4/30/76      101   9/30/82    120  1/31/89   297  5/31/95   533    9/28/01   1040
6/28/57    47  10/31/63  74   1/30/70    85   5/31/76      100   10/29/82   133  2/28/89   288  6/30/95   544    10/31/01  1059
7/31/57    47  11/29/63  73   2/27/70    89   6/30/76      104   11/30/82   138  3/31/89   294  7/31/95   562    11/30/01  1139
8/30/57    45  12/31/63  75   3/31/70    89   7/30/76      103   12/31/82   140  4/28/89   309  8/31/95   561    12/31/01  1148
9/30/57    42  1/31/64   77   4/30/70    81   8/31/76      102   1/31/83    145  5/31/89   320  9/29/95   584    1/31/02   1130
10/31/57   41  2/28/64   77   5/29/70    76   9/30/76      105   2/28/83    148  6/30/89   317  10/31/95  581    2/28/02   1106
11/29/57   41  3/31/64   78   6/30/70    72   10/29/76     102   3/31/83    152  7/31/89   346  11/30/95  605    3/29/02   1147
12/31/57   39  4/30/64   79   7/31/70    78   11/30/76     102   4/29/83    164  8/31/89   351  12/29/95  615    4/30/02   1076
1/31/58    41  5/29/64   80   8/31/70    81   12/31/76     107   5/31/83    162  9/29/89   349  1/31/96   636    5/31/02   1067
2/28/58    40  6/30/64   81   9/30/70    84   1/31/77      102   6/30/83    168  10/31/89  340  2/29/96   640    6/28/02    989
3/31/58    42  7/31/64   83   10/30/70   83   2/28/77       99   7/29/83    162  11/30/89  345  3/29/96   645    7/31/02    911
4/30/58    43  8/31/64   81   11/30/70   87   3/31/77       98   8/31/83    164  12/29/89  353  4/30/96   654    8/30/02    916
5/30/58    44  9/30/64   84   12/31/70   92   4/29/77       98   9/30/83    166  1/31/90   329  5/31/96   669    9/30/02    815
6/30/58    45  10/30/64  84   1/29/71    95   5/31/77       96   10/31/83   163  2/28/90   331  6/28/96   670    10/30/02   890
7/31/58    47  11/30/64  84   2/26/71    96   6/30/77      100   11/30/83   166  3/30/90   339  7/31/96   639    11/29/02   936
8/29/58    47  12/31/64  84   3/31/71   100   7/29/77       98   12/30/83   164  4/30/90   330  8/30/96   651    12/31/02   879
9/30/58    50  1/29/65   87   4/30/71   103   8/31/77       96   1/31/84    163  5/31/90   361  9/30/96   687
10/31/58   51  2/26/65   87   5/31/71    99   9/30/77       96   2/29/84    157  6/29/90   358  10/31/96  705
11/28/58   52  3/31/65   86   6/30/71    99   10/31/77      92   3/30/84    159  7/31/90   356  11/29/96  757
12/31/58   55  4/30/65   89   7/30/71    95   11/30/77      94   4/30/84    160  8/31/90   322  12/31/96  740
1/30/59    55  5/31/65   88   8/31/71    99   12/30/77      95   5/31/84    150  9/28/90   306  1/31/97   786
2/27/59    55  6/30/65   84   9/30/71    98   1/31/78       89   6/29/84    153  10/31/90  304  2/28/97   790
3/31/59    55  7/30/65   85  10/29/71    94   2/28/78       87   7/31/84    150  11/30/90  322  3/31/97   757
                                              3/31/78       89

                                                                                                           Source: Bloomberg LP
================================================================================================================================

The last three years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history suggests that bear markets eventually end.

    That is why AIM urges all investors to maintain a long-term investment discipline.

FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
6/9/87-12/31/02, Index data from 5/31/87

                                [MOUNTAIN CHART]

          AIM MID CAP CORE
          EQUITY FUND          RUSSELL MID-CAP    S&P 500     LIPPER MID-CAP
DATE      CLASS A SHARES       INDEX              INDEX       CORE FUND

06/09/87       9450                 10000          10000          10000
12/31/87       8089                  8526           8677           8672
12/31/88       8990                 10214          10114           9733
12/31/89      13914                 12898          13314          12550
12/31/90      12884                 11415          12901          11986
12/31/91      15367                 16153          16823          15851
12/31/92      20243                 18793          18103          17328
12/31/93      21933                 21480          19926          19467
12/31/94      25376                 21031          20187          19285
12/31/95      31267                 28277          27761          25499
12/31/96      36163                 33647          34124          30723
12/31/97      41252                 43409          45502          38792
12/31/98      39312                 47790          58507          46040
12/31/99      53908                 56500          70800          55611
12/31/00      64038                 61165          64360          53757
12/31/01      64360                 57729          56732          47970
12/31/02      57248                 48384          44198          37537

                                                         Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B, C and R shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes does not reflect the effects of taxes.

    Since the last reporting period, the fund has elected to use the S&P 500 as its broad-based market index since the S&P 500 is such a widely recognized gauge of stocks. The fund will no longer use the Russell Midcap Index, the index published in previous reports to shareholders, as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund maintains the use of the Russell Midcap Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Mid Cap Core Fund Index, which may or may not include AIM Mid Cap Core Equity Fund, is included for comparison to a peer group.

    This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/02, including sales charges

================================================================================

                                 [HYPO CHART]

CLASS A SHARES
 Inception (6/9/87)                11.86%
  10 Years                         10.32
   5 Years                          5.57
   1 Year                         -15.99

CLASS B SHARES
 Inception (4/1/93)                11.49%
   5 Years                          5.75
   1 Year                         -16.10

CLASS C SHARES
 Inception (5/03/99)                8.60%
   1 Year                         -12.58

CLASS R SHARES*
  10 Years                         10.79%
   5 Years                          6.63
   1 Year                         -11.14

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

*Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without sales charges. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 6/9/87.) Class R share returns do not include a 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year.
================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

Class A Shares                               -11.09%
Class B Shares                               -11.69
Class C Shares                               -11.70
Class R Shares                               -11.14
S&P 500 (Broad Market Index)                 -22.09
Russell Mid-Cap (Style-Specific Index)       -16.19
Lipper Mid-Cap Core Fund Index (Peer Group)  -17.37

================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/02

AIM MID CAP CORE EQUITY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A shares due to differing sales charges and class expenses.

================================================================================

CUMULATIVE RETURNS

For the Period Ended 12/31/02

Inception (3/15/02)    -14.92%

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.

================================================================================


A I M Distributors, Inc.          MCCE-INS-1                  [AIM LOGO]
                                                      --Registered Servicemark--

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-81.75%

ADVERTISING-1.30%

Omnicom Group Inc.                                  350,000   $   22,610,000
============================================================================

Aerospace & Defense-2.45%

Northrop Grumman Corp.                              245,000       23,765,000
----------------------------------------------------------------------------
Raytheon Co.                                        615,000       18,911,250
============================================================================
                                                                  42,676,250
============================================================================

APPLICATION SOFTWARE-1.27%

PeopleSoft, Inc.(a)                               1,210,000       22,143,000
============================================================================

BANKS-0.92%

Marshall & Ilsley Corp.                             300,000        8,214,000
----------------------------------------------------------------------------
TCF Financial Corp.                                 180,000        7,864,200
============================================================================
                                                                  16,078,200
============================================================================

COMPUTER & ELECTRONICS RETAIL-1.41%

Best Buy Co., Inc.(a)                             1,020,000       24,633,000
============================================================================

CONSTRUCTION MATERIALS-0.73%

Martin Marietta Materials, Inc.                     415,000       12,723,900
============================================================================

DATA PROCESSING SERVICES-4.74%

Ceridian Corp.(a)                                 2,815,000       40,592,300
----------------------------------------------------------------------------
Certegy Inc.(a)                                     960,400       23,577,820
----------------------------------------------------------------------------
Convergys Corp.(a)                                1,215,000       18,407,250
============================================================================
                                                                  82,577,370
============================================================================

DIVERSIFIED CHEMICALS-0.95%

Engelhard Corp.                                     740,000       16,539,000
============================================================================

DIVERSIFIED FINANCIAL SERVICES-1.21%

Principal Financial Group, Inc.                     700,000       21,091,000
============================================================================

ELECTRIC UTILITIES-2.43%

FPL Group, Inc.                                     117,500        7,065,275
----------------------------------------------------------------------------
Wisconsin Energy Corp.                            1,400,000       35,280,000
============================================================================
                                                                  42,345,275
============================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.03%

Rockwell Automation, Inc.                           870,000       18,017,700
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-8.65%

Amphenol Corp.-Class A(a)                           610,000       23,180,000
----------------------------------------------------------------------------
Diebold, Inc.                                       430,000       17,724,600
----------------------------------------------------------------------------
Mettler-Toledo International Inc.(a)                655,000       20,999,300
----------------------------------------------------------------------------
Millipore Corp.(a)                                  450,000       15,300,000
----------------------------------------------------------------------------
Molex Inc.-Class A                                  658,125       13,090,106
----------------------------------------------------------------------------
Roper Industries, Inc.                              580,000       21,228,000
----------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                     670,000        7,490,600
----------------------------------------------------------------------------
Waters Corp.(a)                                   1,455,000       31,689,900
============================================================================
                                                                 150,702,506
============================================================================

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------

ENVIRONMENTAL SERVICES-1.80%

Republic Services, Inc.(a)                        1,490,000   $   31,260,200
============================================================================

FOOD RETAIL-2.36%

Kroger Co. (The)(a)                               1,500,000       23,175,000
----------------------------------------------------------------------------
Safeway Inc.(a)                                     770,000       17,987,200
============================================================================
                                                                  41,162,200
============================================================================

FOOTWEAR-1.30%

NIKE, Inc.-Class B                                  507,900       22,586,313
============================================================================

FOREST PRODUCTS-0.83%

Louisiana-Pacific Corp.(a)                        1,787,100       14,404,026
============================================================================

GENERAL MERCHANDISE STORES-1.97%

BJ's Wholesale Club, Inc.(a)                        885,000       16,195,500
----------------------------------------------------------------------------
Family Dollar Stores, Inc.                          582,000       18,164,220
============================================================================
                                                                  34,359,720
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.80%

IMS Health Inc.                                   1,960,000       31,360,000
============================================================================

HEALTH CARE EQUIPMENT-3.97%

Apogent Technologies Inc.(a)                      1,675,000       34,840,000
----------------------------------------------------------------------------
Bard (C.R.), Inc.                                   290,000       16,820,000
----------------------------------------------------------------------------
Beckman Coulter, Inc.                               590,000       17,416,800
============================================================================
                                                                  69,076,800
============================================================================

HOME FURNISHINGS-1.34%

Mohawk Industries, Inc.(a)                          410,420       23,373,419
============================================================================

HOUSEHOLD APPLIANCES-1.94%

Black & Decker Corp. (The)                          390,000       16,727,100
----------------------------------------------------------------------------
Whirlpool Corp.                                     325,000       16,971,500
============================================================================
                                                                  33,698,600
============================================================================

HOUSEHOLD PRODUCTS-1.25%

Dial Corp. (The)                                  1,072,100       21,838,677
============================================================================

HOUSEWARES & SPECIALTIES-0.64%

Fortune Brands, Inc.                                240,000       11,162,400
============================================================================

INDUSTRIAL MACHINERY-6.57%

Dover Corp.                                       1,420,000       41,407,200
----------------------------------------------------------------------------
Flowserve Corp.(a)                                  840,000       12,423,600
----------------------------------------------------------------------------
ITT Industries, Inc.                                165,000       10,013,850
----------------------------------------------------------------------------
Kennametal Inc.                                     370,000       12,757,600
----------------------------------------------------------------------------
Pentair, Inc.                                       540,000       18,657,000
----------------------------------------------------------------------------
SPX Corp.(a)                                        514,000       19,249,300
============================================================================
                                                                 114,508,550
============================================================================

IT CONSULTING & SERVICES-1.01%

Affiliated Computer Services, Inc.-Class A(a)       335,000       17,637,750
============================================================================

Leisure Products-2.64%

Brunswick Corp.                                   1,750,000       34,755,000
----------------------------------------------------------------------------

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------
LEISURE PRODUCTS-(CONTINUED)

Mattel, Inc.                                        586,000   $   11,221,900
============================================================================
                                                                  45,976,900
============================================================================

METAL & GLASS CONTAINERS-1.03%

Pactiv Corp.(a)                                     820,000       17,925,200
============================================================================

OFFICE ELECTRONICS-0.86%

Zebra Technologies Corp.-Class A(a)                 260,000       14,898,000
============================================================================

OFFICE SERVICES & SUPPLIES-1.47%

Herman Miller, Inc.                               1,390,000       25,576,000
============================================================================

OIL & GAS DRILLING-0.71%

Noble Corp. (Cayman Islands)(a)                     350,000       12,302,500
============================================================================

OIL & GAS EQUIPMENT & SERVICES-2.23%

BJ Services Co.(a)                                  420,000       13,570,200
----------------------------------------------------------------------------
Cooper Cameron Corp.(a)                             265,000       13,202,300
----------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)         300,000       11,979,000
============================================================================
                                                                  38,751,500
============================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.11%

Valero Energy Corp.                                 525,000       19,393,500
============================================================================

Packaged Foods & Meats-1.00%

Campbell Soup Co.                                   740,000       17,367,800
============================================================================

PERSONAL PRODUCTS-1.27%

Avon Products, Inc.                                 410,000       22,086,700
============================================================================

PHARMACEUTICALS-1.88%

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                          572,000       22,084,920
----------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                     380,000       10,742,600
============================================================================
                                                                  32,827,520
============================================================================

PROPERTY & CASUALTY INSURANCE-2.56%

ACE Ltd. (Cayman Islands)                           805,000       23,618,700
----------------------------------------------------------------------------
MGIC Investment Corp.                               319,300       13,187,090
----------------------------------------------------------------------------
XL Capital Ltd.-Class A (Cayman Islands)            100,000        7,725,000
============================================================================
                                                                  44,530,790
============================================================================

RAILROADS-0.61%

Norfolk Southern Corp.                              530,000       10,594,700
============================================================================

RESTAURANTS-1.90%

Jack in the Box Inc.(a)                             857,800       14,831,362
----------------------------------------------------------------------------
Outback Steakhouse, Inc.                            530,000       18,253,200
============================================================================
                                                                  33,084,562
============================================================================

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------

Semiconductor Equipment-0.79%

Novellus Systems, Inc.(a)                           490,000   $   13,759,200
============================================================================

SEMICONDUCTORS-1.63%

Microchip Technology Inc.                           582,500       14,242,125
----------------------------------------------------------------------------
Xilinx, Inc.(a)                                     690,000       14,214,000
============================================================================
                                                                  28,456,125
============================================================================

SPECIALTY CHEMICALS-0.96%

Rohm & Haas Co.                                     515,000       16,727,200
============================================================================

SPECIALTY STORES-0.71%

Barnes & Noble, Inc.(a)                             685,000       12,377,950
============================================================================

SYSTEMS SOFTWARE-3.45%

BMC Software, Inc.(a)                               970,000       16,596,700
----------------------------------------------------------------------------
Computer Associates International, Inc.           3,227,500       43,571,250
============================================================================
                                                                  60,167,950
============================================================================

TELECOMMUNICATIONS EQUIPMENT-1.07%

Advanced Fibre Communications, Inc.(a)            1,115,000       18,598,200
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,490,279,051)                          1,423,968,153
============================================================================

MONEY MARKET FUNDS-21.56%

STIC Liquid Assets Portfolio(b)                 187,767,715      187,767,715
----------------------------------------------------------------------------
STIC Prime Portfolio(b)                         187,767,716      187,767,716
============================================================================
    Total Money Market Funds (Cost
      $375,535,431)                                              375,535,431
============================================================================
TOTAL INVESTMENTS-103.31% (excluding
  investments purchased with cash collateral
  from securities loans) (Cost
  $1,865,814,482)                                              1,799,503,584
============================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANS

MONEY MARKET FUNDS-7.34%

STIC Liquid Assets Portfolio(b)(c)               63,966,375       63,966,375
----------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                       63,966,376       63,966,376
============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loans)
      (Cost $127,932,751)                                        127,932,751
============================================================================
TOTAL INVESTMENTS-110.65% (Cost
  $1,993,747,233)                                              1,927,436,335
============================================================================
OTHER ASSETS LESS LIABILITIES-(10.65%)                          (185,507,301)
============================================================================
NET ASSETS-100.00%                                            $1,741,929,034
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $1,993,747,233)*                            $1,927,436,335
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,897,633
------------------------------------------------------------
  Fund shares sold                                12,584,280
------------------------------------------------------------
  Dividends                                        1,174,875
------------------------------------------------------------
Investment for deferred compensation plan              6,352
------------------------------------------------------------
Other assets                                          86,718
============================================================
    Total assets                               1,945,186,193
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           69,367,438
------------------------------------------------------------
  Fund shares reacquired                           3,388,328
------------------------------------------------------------
  Deferred compensation plan                           6,352
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       127,932,751
------------------------------------------------------------
Accrued distribution fees                          1,655,777
------------------------------------------------------------
Accrued transfer agent fees                          772,266
------------------------------------------------------------
Accrued operating expenses                           134,247
============================================================
    Total liabilities                            203,257,159
============================================================
Net assets applicable to shares outstanding   $1,741,929,034
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,072,673,267
____________________________________________________________
============================================================
Class B                                       $  500,166,316
____________________________________________________________
============================================================
Class C                                       $  161,486,733
____________________________________________________________
============================================================
Class R                                       $    2,785,524
____________________________________________________________
============================================================
Institutional Class                           $    4,817,194
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           50,664,905
____________________________________________________________
============================================================
Class B                                           25,744,337
____________________________________________________________
============================================================
Class C                                            8,320,943
____________________________________________________________
============================================================
Class R                                              131,543
____________________________________________________________
============================================================
Institutional Class                                  226,441
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        21.17
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.17 divided by
      94.50%)                                 $        22.40
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        19.43
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        19.41
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        21.18
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        21.27
____________________________________________________________
============================================================

* At December 31, 2002, securities with an aggregate market value of $125,936,123 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $19,656)                                     $   9,465,481
------------------------------------------------------------
Dividends from affiliated money market funds       4,507,221
------------------------------------------------------------
Interest                                              23,988
------------------------------------------------------------
Security lending income                              207,786
============================================================
    Total investment income                       14,204,476
============================================================

EXPENSES:

Advisory fees                                      9,735,227
------------------------------------------------------------
Administrative services fees                         274,931
------------------------------------------------------------
Custodian fees                                        72,067
------------------------------------------------------------
Distribution fees -- Class A                       2,838,084
------------------------------------------------------------
Distribution fees -- Class B                       4,506,502
------------------------------------------------------------
Distribution fees -- Class C                       1,224,586
------------------------------------------------------------
Distribution fees -- Class R                           2,428
------------------------------------------------------------
Transfer agent fees                                4,231,264
------------------------------------------------------------
Trustees' fees                                        15,936
------------------------------------------------------------
Other                                                631,091
============================================================
    Total expenses                                23,532,116
============================================================
Less: Fees waived                                    (42,589)
------------------------------------------------------------
    Expenses paid indirectly                         (22,811)
============================================================
    Net expenses                                  23,466,716
============================================================
Net investment income (loss)                      (9,262,240)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (22,288,653)
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities       (166,482,913)
============================================================
Net gain (loss) from investment securities      (188,771,566)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(198,033,806)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                   2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (9,262,240)   $ (3,420,458)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (22,288,653)      2,072,999
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (166,482,913)      2,353,011
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (198,033,806)      1,005,552
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --        (296,068)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (1,222,471)     (5,805,537)
--------------------------------------------------------------------------------------------
  Class B                                                           (638,804)     (4,360,649)
--------------------------------------------------------------------------------------------
  Class C                                                           (201,407)       (866,613)
--------------------------------------------------------------------------------------------
  Class R                                                             (2,622)             --
--------------------------------------------------------------------------------------------
  Institutional Class                                                 (5,457)             --
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        695,280,419     233,958,818
--------------------------------------------------------------------------------------------
  Class B                                                        234,195,517     129,312,140
--------------------------------------------------------------------------------------------
  Class C                                                        112,522,467      49,161,867
--------------------------------------------------------------------------------------------
  Class R                                                          2,780,637              --
--------------------------------------------------------------------------------------------
  Institutional Class                                              5,267,651              --
============================================================================================
    Net increase in net assets                                   849,942,124     402,109,510
============================================================================================

NET ASSETS:

  Beginning of year                                              891,986,910     489,877,400
============================================================================================
  End of year                                                 $1,741,929,034    $891,986,910
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,831,543,175    $790,745,950
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (18,142)         (2,209)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (23,285,101)      1,071,154
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   (66,310,898)    100,172,015
============================================================================================
                                                              $1,741,929,034    $891,986,910
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Core Equity Fund, formerly Mid Cap Equity Fund, (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A and Class R shares are subject to CDSC charges. Class R shares and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $42,589.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $274,931 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $2,066,301 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B, Class C and Class R shares paid $2,838,084, $4,506,502, $1,224,586 and $2,428, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $804,255 in front-end sales commissions from the sale of Class A shares and $10,007, $5,858, $57,073 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $4,808 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $21,728 and reductions in custodian fees of $1,083 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $22,811.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At December 31, 2002, securities with an aggregate value of $125,936,123 were on loan to brokers. The loans were secured by cash collateral of $127,932,751 received by the Fund and subsequently invested in affiliated money market funds as follows: $63,966,375 in STIC Liquid

Assets Portfolio and $63,966,376 in STIC Prime Portfolio. For the year ended December 31, 2002, the Fund received fees of $207,786 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                        2002          2001
--------------------------------------------------------------
Distributions paid from:
  Ordinary income                    $       --    $ 8,866,797
--------------------------------------------------------------
  Long-term capital gain              2,070,761      2,462,070
==============================================================
                                     $2,070,761    $11,328,867
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments               $  (67,307,346)
------------------------------------------------------------
Temporary book/tax differences                       (18,142)
------------------------------------------------------------
Capital loss carryforward                        (20,731,654)
------------------------------------------------------------
Post-October capital loss deferral                (1,556,999)
------------------------------------------------------------
Shares of beneficial interest                  1,831,543,175
============================================================
                                              $1,741,929,034
____________________________________________________________
============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2010                             $20,731,654
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $1,326,677,586 and $431,849,397 respectively.

  The amount of unrealized appreciation of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $  76,091,115
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (143,398,461)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $ (67,307,346)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,994,743,681.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses and other items on December 31, 2002, undistributed net investment income was increased by $9,246,307, undistributed net realized gains increased by $3,159 and shares of beneficial interest decreased by $9,249,466. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              -----------------------------    ---------------------------
                                                                SHARES           AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      41,067,783    $  939,876,985    14,841,455    $ 353,924,188
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      17,990,585       384,974,124     9,689,738      214,751,567
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       6,877,437       145,718,898     2,868,456       63,101,217
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        140,266         2,963,401            --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                           263,499         6,068,412            --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          55,181         1,164,373       247,762        5,748,094
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          31,286           606,185       191,629        4,107,954
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                           9,824           190,001        37,928          812,196
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                            124             2,622            --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                               257             5,457            --               --
==========================================================================================================================
Conversion of Class B shares to Class A shares:***
  Class A                                                       1,600,496        36,525,348            --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,736,124)      (36,525,348)           --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (12,610,500)     (282,286,287)   (5,345,950)    (125,713,464)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,692,653)     (114,859,444)   (4,149,104)     (89,547,381)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,660,523)      (33,386,432)     (683,809)     (14,751,546)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (8,847)         (185,386)           --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                           (37,315)         (806,218)           --               --
==========================================================================================================================
                                                               46,290,776    $1,050,046,691    17,698,105    $ 412,432,825
__________________________________________________________________________________________________________________________
==========================================================================================================================

*   Class R shares commenced sales on June 3, 2002.
**  Institutional Class shares commenced sales on March 15, 2002.
*** Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                     --------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                        2002             2001            2000            1999            1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    23.85        $  24.04        $  23.48        $  18.97        $  21.01
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.09)(a)       (0.05)(a)        0.10(a)        (0.01)(a)       (0.24)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (2.56)           0.18            4.10            6.88           (0.81)
===============================================================================================================================
    Total from investment operations                      (2.65)           0.13            4.20            6.87           (1.05)
===============================================================================================================================
Less distributions:
  Dividends from net investment income                       --           (0.02)             --              --              --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   (0.03)          (0.30)          (3.64)          (2.36)          (0.99)
===============================================================================================================================
    Total distributions                                   (0.03)          (0.32)          (3.64)          (2.36)          (0.99)
===============================================================================================================================
Net asset value, end of period                       $    21.17        $  23.85        $  24.04        $  23.48        $  18.97
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                          (11.13)%          0.56%          18.76%          37.13%          (4.71)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $1,072,673        $490,118        $259,803        $178,550        $180,258
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                    1.43%(c)        1.39%           1.37%           1.46%           1.56%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                              (0.40)%(c)      (0.22)%          0.38%          (0.07)%         (1.09)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                      38%             68%             72%             90%            168%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $810,880,938.
(d) Ratio includes waiver and expense reductions. Ratio of expense to average net assets excluding waiver and expense reduction was 1.57%.

                                                                                      CLASS B
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------------
                                                        2002            2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  22.03        $  22.36        $  22.21        $  18.16        $  20.31
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.22)(a)       (0.19)(a)       (0.07)(a)       (0.14)(a)       (0.38)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (2.35)           0.16            3.86            6.55           (0.78)
==============================================================================================================================
    Total from investment operations                     (2.57)          (0.03)           3.79            6.41           (1.16)
==============================================================================================================================
Less distributions from net realized gains               (0.03)          (0.30)          (3.64)          (2.36)          (0.99)
==============================================================================================================================
Net asset value, end of period                        $  19.43        $  22.03        $  22.36        $  22.21        $  18.16
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                         (11.69)%         (0.10)%         17.98%          36.25%          (5.41)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $500,166        $333,783        $210,608        $151,392        $165,447
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                   2.08%(c)        2.05%           2.02%           2.11%           2.21%(d)
==============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (1.05)%(c)      (0.87)%         (0.27)%         (0.72)%         (1.74)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                     38%             68%             72%             90%            168%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $450,650,215.
(d) Ratio includes waiver and expense reductions. Ratio of expense to average net assets excluding waiver and expense reduction was 2.22%.

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                                             MAY 3, 1999
                                                                                                             (DATE SALES
                                                                     YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              --------------------------------------        DECEMBER 31,
                                                                2002           2001           2000              1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  22.00        $ 22.33        $ 22.19           $19.02
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.22)(a)      (0.19)(a)      (0.07)(a)        (0.10)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.34)          0.16           3.85             5.63
=========================================================================================================================
    Total from investment operations                             (2.56)         (0.03)          3.78             5.53
=========================================================================================================================
Less distributions from net realized gains                       (0.03)         (0.30)         (3.64)           (2.36)
=========================================================================================================================
Net asset value, end of period                                $  19.41        $ 22.00        $ 22.33           $22.19
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 (11.66)%        (0.10)%        17.95%           29.98%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $161,487        $68,085        $19,466           $1,564
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           2.08%(c)       2.05%          2.02%            2.11%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.05)%(c)     (0.87)%        (0.27)%          (0.72)%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             38%            68%            72%              90%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $122,458,622.
(d)  Annualized.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                              DECEMBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 24.54
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.07)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (3.26)
===========================================================================
    Total from investment operations                               (3.33)
===========================================================================
Less distributions from net realized gains                         (0.03)
===========================================================================
Net asset value, end of period                                   $ 21.18
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (13.59)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $ 2,786
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                             1.58%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.55)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               38%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $840,074.

                                                                 CLASS I
                                                              --------------
                                                              MARCH 15, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               DECEMBER 31,
                                                                   2002
----------------------------------------------------------------------------
Net asset value, beginning of period                             $ 25.03
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      0.04(a)
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (3.77)
============================================================================
    Total from investment operations                               (3.73)
============================================================================
Less distributions from net realized gains                         (0.03)
============================================================================
Net asset value, end of period                                   $ 21.27
____________________________________________________________________________
============================================================================
Total return(b)                                                   (14.92)%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $ 4,817
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets                             0.82%(c)
============================================================================
Ratio of net investment income to average net assets                0.21%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate                                               38%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,810,072.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Mid Cap Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Growth Series is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1998               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1985               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                            Member of Advisory Board of Rotary Power   investment company)
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; President and Chief Operating
                                                      Officer, Mercantile-Safe Deposit & Trust
                                                      Co.; and President, Mercantile
                                                      Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1977               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Growth Series is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1998               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      2002               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers LLP
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1201 Louisiana
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2900
                          Houston, TX 77046         Houston, TX 77046         Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed long-term capital gains of $2,070,761 for the Fund's tax year ended December 31, 2002, which will be taxed as long-term gain.

                        ANNUAL REPORT / DECEMBER 31, 2002

                            AIM SMALL CAP GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                           --Registered Servicemark--

                               AIMinvestments.com


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================================================================================

                                 [COVER IMAGE]

                         L'ULIVETO BY VINCENT VAN GOGH

    THE HARDY OLIVE TREE CAN GROW WITH A MINIMUM OF WATER IN HOT, SCORCHING

 CLIMATES. IN SELECTING HOLDINGS FOR THE FUND, WE LOOK FOR THE STOCKS OF SOLID

    COMPANIES THAT WILL CONTINUE TO GROW IN A VARIETY OF MARKET CONDITIONS.

================================================================================

AIM SMALL CAP GROWTH FUND SEEKS GROWTH OF CAPITAL BY INVESTING IN SMALL COMPANIES WITH THE POTENTIAL FOR ABOVE-AVERAGE EARNINGS GROWTH.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o A significant portion of the fund's returns during certain periods was attributable to its investments in initial public offerings (IPOs). These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o Investing in small- and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small-Cap Growth Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies. The Growth segment measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.


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                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                         In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

    To that end, we have also increased the number of comparative benchmarks we include in these reports.

o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

    Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

    Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

    He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

    Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

    Growth stocks, including small-cap issues, continued to struggle in the adverse market environment that prevailed for most of the fiscal year--a trend that negatively affected the fund's performance. At net asset value, Class A shares returned -28.01% for the year ended December 31, 2002 (the performance of other share classes is shown on page 6). This performance is comparable to that of similar funds in the Lipper Small-Cap Growth Fund Index, which returned -27.63% during the same period.

    Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

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                           FIRST, PROFESSIONAL ADVICE

                        IS MORE IMPORTANT NOW THAN EVER.

                            A FINANCIAL PROFESSIONAL

                            CAN HELP YOU UNDERSTAND

                         YOUR ENTIRE FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

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                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

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                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

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                                        2


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with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

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                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

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                                        3


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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR

For us, 2002 was probably the most difficult year of the current bear market. It was certainly one of the more disappointing. Since the bear market began nearly three years ago, small-cap stocks hadn't been as drastically affected--until 2002, when virtually all types of stocks sustained deep losses. Moreover, even the stocks of many solid companies with strong earnings-growth prospects declined in value. These factors took their toll on AIM Small Cap Growth Fund's performance as reflected in the one-year total returns for the fund, which are shown on page 6 of this report.

RELEVANT MARKET CONDITIONS

Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq weighed heavily on investors' minds for much of the reporting period. Except for scattered short-lived rallies, key stock market indexes, such as the S&P 500, plummeted until reaching their lowest levels in about five years on October 9, 2002.

    Markets rebounded in October and November as several major companies reported better-than-expected earnings, and the Federal Reserve Board cut the key federal funds rate to 1.25%, its lowest level since 1961. Stocks fell in December, however, as holiday sales were disappointing and tensions mounted with North Korea over its nuclear program.

    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses. Likewise, all market sectors posted negative returns, with consumer staples and materials sustaining the most modest losses and information technology, telecommunications and utilities sustaining the deepest.

    At the close of the reporting period, economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated that the nation's gross domestic product grew at an annualized rate of 0.7% in the fourth quarter of 2002 compared to 4.0% in the third quarter of the same year. Also, a weak job market threatened to put a damper on consumer spending, which accounts for about two-thirds of economic activity, as companies were reluctant to hire new employees amid concerns about the strength of the economy.

    In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive then they had been in

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                               ... WE CONTINUED TO

                               MAINTAIN A BALANCE

                                  BETWEEN MORE

                             DEFENSIVE, CORE-GROWTH

                            HOLDINGS AND THE STOCKS

                              OF EARNINGS-MOMENTUM

                                  COMPANIES IN

                                 THE PORTFOLIO.

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PORTFOLIO COMPOSITION

As of 12/31/02, based on total net assets



===================================================================================================================
TOP 10 EQUITY HOLDINGS                                         TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------
 1. Accredo Health, Inc.                         1.0            1. Health Care Distributors & Services        7.0%

 2. Cal Dive International, Inc.                 0.8            2. Health Care Equipment                      5.8

 3. LifePoint Hospitals, Inc.                    0.8.           3. Application Software                       5.0

 4. Chico's Fas Inc.                             0.8            4. Semiconductors                             4.2

 5. Patterson-UTI Energy                         0.8            5. Apparel Retail                             3.9

 6. Getty Images, Inc.                           0.8            6. Biotechnology                              3.6

 7. Wilson Greatbatch Technologies, Inc.         0.7            7. Diversified Commercial Services            3.4

 8. P.F. Chang's China Bistro, Inc.              0.7            8. Electronic Equipment & Instruments         3.4

 9. Varian Inc.                                  0.7            9. Oil & Gas Equipment & Services             3.3

10. Rent-A-Center, Inc.                          0.7           10. Restaurants                                3.1

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================

several years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, the prospects of a conflict with Iraq, and the situation with North Korea.

FUND STRATEGIES AND TECHNIQUES

In response to adverse market conditions, we continued to maintain a balance between more defensive, core-growth holdings and the stocks of earnings-momentum companies in the portfolio. Core-growth holdings represent the stocks of well-established companies, which tend to be more stable in difficult market environments. On the other hand, the stocks of economically sensitive companies may provide upside potential during market rallies.

    At the close of the fiscal year, the fund had significant exposure to the information technology, health-care, consumer-discretionary and industrial sectors. For the year, health-care and consumer-discretionary were the best-performing sectors for the fund while information technology and energy were the worst. Demand for medical products and services tends to remain stable regardless of economic trends while healthy consumer spending helped some retailers. Over the reporting period, the fund's exposure to the information technology sector decreased. However, stocks in this sector performed well for the fund during the fourth quarter of 2002.

    Two stocks that performed well for the fund were Accredo and Chico's FAS while a stock that lagged was Websense.

    o Accredo provides contract pharmacy and treatment services for such long-term conditions as hemophilia, multiple sclerosis and growth hormone deficiencies. The company delivers medications, assists with treatment programs, and provides claims processing services. Accredo recently reported record earnings.

    o Chico's FAS has grown from a Mexican folk art shop to a chain of about 320 clothing outlets in 40 states. The chain sells women's clothing made primarily from natural fabrics, such as cotton, linen and silk.

    o Websense offers software and services for monitoring employee Internet activity. The company provides software that companies can use to monitor and report employee Internet usage, block access to certain content and set periods when access is available. Although Websense has reported solid earnings, the downturn in technology stocks has adversely affected this holding. IN CLOSING

    o We know that market conditions in recent years have been largely disappointing. We want to assure you that your management team continues to work diligently to meet the fund's investment objective of long-term growth of capital.

IN CLOSING

We know that market conditions in recent years have been largely disappointing. We want to assure you that your management team continues to work diligently to meet the fund's investment objective of long-term growth of capital.

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                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                           RYAN E. CRANE, LEAD MANAGER

                                ROBERT M. KIPPES

                               ASSISTED BY MID AND

                             SMALL CAP GROWTH TEAMS

                          See important fund and index

                         disclosures inside front cover

                           For More Information Visit

                                    [GRAPHIC]

                               AIMinvestments.com

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HISTORY SUGGESTS THAT BEAR MARKETS EVENTUALLY END ...
U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

12/31/52   26   4/30/59   57   8/31/65     87    11/30/71   93   4/28/78     96   8/31/84     166  12/31/90  330    4/30/97     801
1/30/53    26   5/29/59   58   9/30/65     89    12/31/71  102   5/31/78     97   9/28/84     166  1/31/91   343    5/30/97     848
2/27/53    25   6/30/59   58   10/29/65    92    1/31/72   103   6/30/78     95   10/31/84    166  2/28/91   367    6/30/97     885
3/31/53    25   7/31/59   60   11/30/65    91    2/29/72   106   7/31/78    100   11/30/84    163  3/29/91   375    7/31/97     954
4/30/53    24   8/31/59   59   12/31/65    92    3/31/72   107   8/31/78    103   12/31/84    167  4/30/91   375    8/29/97     899
5/29/53    24   9/30/59   56   12/31/65    92    4/28/72   107   9/29/78    102   1/31/85     179  5/31/91   389    9/30/97     947
6/30/53    24   10/30/59  57   1/31/66     92    5/31/72   109   10/31/78    93   2/28/85     181  6/28/91   371    10/31/97    914
7/31/53    24   11/30/59  58   2/28/66     91    6/30/72   107   11/30/78    94   3/29/85     180  7/31/91   387    11/28/97    955
8/31/53    23   12/31/59  59   3/31/66     89    7/31/72   107   12/29/78    96   4/30/85     179  8/30/91   395    12/31/97    970
9/30/53    23   1/29/60   55   4/29/66     91    8/31/72   111   1/31/79     99   5/31/85     189  9/30/91   387    1/30/98     980
10/30/53   24   2/29/60   56   5/31/66     86    9/29/72   110   2/28/79     96   6/28/85     191  10/31/91  392    2/27/98    1049
11/30/53   24   3/31/60   55   6/30/66     84    10/31/72  111   3/30/79    101   7/31/85     190  11/29/91  375    3/31/98    1101
12/31/53   24   4/29/60   54   7/29/66     83    11/30/72  116   4/30/79    101   8/30/85     188  12/31/91  417    4/30/98    1111
1/29/54    26   5/31/60   55   8/31/66     77    12/29/72  118   5/31/79     99   9/30/85     182  1/31/92   408    5/29/98    1090
2/26/54    26   6/30/60   56   9/30/66     76    1/31/73   116   6/29/79    102   10/31/85    189  2/28/92   412    6/30/98    1133
3/31/54    26   7/29/60   55   10/31/66    80    2/28/73   111   7/31/79    103   11/29/85    202  3/31/92   403    7/31/98    1120
4/30/54    28   8/31/60   56   11/30/66    80    3/30/73   111   8/31/79    109   12/31/85    211  4/30/92   414    8/31/98     957
5/31/54    29   9/30/60   53   12/30/66    80    4/30/73   106   9/28/79    109   1/31/86     211  5/29/92   415    9/30/98    1017
6/30/54    29   10/31/60  53   1/31/67     86    5/31/73   104   10/31/79   101   2/28/86     226  6/30/92   408    10/30/98   1098
7/30/54    30   11/30/60  55   2/28/67     86    6/29/73   104   11/30/79   106   3/31/86     238  7/31/92   424    11/30/98   1163
8/31/54    29   12/30/60  58   3/31/67     90    7/31/73   108   12/31/79   107   4/30/86     235  8/31/92   414    12/31/98   1229
9/30/54    32   1/31/61   61   4/28/67     94    8/31/73   104   1/31/80    114   5/30/86     247  9/30/92   417    1/29/99    1279
10/29/54   31   2/28/61   63   5/31/67     89    9/28/73   108   2/29/80    113   6/30/86     250  10/30/92  418    2/26/99    1238
11/30/54   34   3/31/61   65   6/30/67     90    10/31/73  108   3/31/80    102   7/31/86     236  11/30/92  431    3/31/99    1286
12/31/54   35   4/28/61   65   7/31/67     94    11/30/73   95   4/30/80    106   8/29/86     252  12/31/92  435    4/30/99    1335
1/31/55    36   5/31/61   66   8/31/67     93    12/31/73   97   5/30/80    111   9/30/86     231  1/29/93   438    5/31/99    1301
2/28/55    36   6/30/61   64   9/29/67     96    1/31/74    96   6/30/80    114   10/31/86    243  2/26/93   443    6/30/99    1372
3/31/55    36   7/31/61   66   10/31/67    93    2/28/74    96   7/31/80    121   11/28/86    249  3/31/93   451    7/30/99    1328
4/29/55    37   8/31/61   68   11/30/67    94    3/29/74    93   8/29/80    122   12/31/86    242  4/30/93   440    8/31/99    1320
5/31/55    37   9/29/61   66   12/29/67    96    4/30/74    90   9/30/80    125   1/30/87     274  5/31/93   450    9/30/99    1282
6/30/55    41   10/31/61  68   1/31/68     92    5/31/74    87   10/31/80   127   2/27/87     284  6/30/93   450    10/29/99   1362
7/29/55    43   11/30/61  71   2/29/68     89    6/28/74    86   11/28/80   140   3/31/87     291  7/30/93   448    11/30/99   1388
8/31/55    43   12/29/61  71   3/29/68     90    7/31/74    79   12/31/80   135   4/30/87     288  8/31/93   463    12/31/99   1469
9/30/55    43   1/31/62   68   4/30/68     97    8/30/74    72   1/30/81    129   5/29/87     290  9/30/93   458    1/31/00    1394
10/31/55   42   2/28/62   69   5/31/68     98    9/30/74    63   2/27/81    131   6/30/87     304  10/29/93  467    2/29/00    1366
11/30/55   45   3/30/62   69   6/28/68     99    10/31/74    7   3/31/81    136   7/31/87     318  11/30/93  461    3/31/00    1498
12/30/55   45   4/30/62   65   7/31/68     97    11/29/74   69   4/30/81    132   8/31/87     329  12/31/93  466    4/28/00    1452
1/31/56    43   5/31/62   59   8/30/68     98    12/31/74   68   5/29/81    132   9/30/87     321  1/31/94   481    5/31/00    1420
2/29/56    45   6/29/62   54   9/30/68    102    1/31/75    76   6/30/81    131   10/30/87    251  2/28/94   467    6/30/00    1454
3/30/56    48   7/31/62   58   10/31/68   103    2/28/75    81   7/31/81    130   11/30/87    230  3/31/94   445    7/31/00    1430
4/30/56    48   8/31/62   59   11/29/68   108    3/31/75    83   8/31/81    122   12/31/87    247  4/29/94   450    8/31/00    1517
5/31/56    45   9/28/62   56   12/31/68   103    4/30/75    87   9/30/81    116   1/29/88     257  5/31/94   456    9/29/00    1436
6/29/56    46   10/31/62  56   1/31/69    103    5/30/75    91   10/30/81   121   2/29/88     267  6/30/94   444    10/31/00   1429
7/31/56    49   11/30/62  62   2/28/69     98    6/30/75    95   11/30/81   126   3/31/88     258  7/29/94   458    11/30/00   1314
8/31/56    47   12/31/62  63   3/31/69    101    7/31/75    88   12/31/81   122   4/29/88     261  8/31/94   475    12/29/00   1320
9/28/56    45   1/31/63   66   4/30/69    103    8/29/75    86   1/29/82    120   5/31/88     262  9/30/94   462    1/31/01    1366
10/31/56   45   2/28/63   64   5/30/69    103    9/30/75    83   2/26/82    113   6/30/88     273  10/31/94  472    2/28/01    1239
11/30/56   45   3/29/63   66   6/30/69     97    10/31/75   89   3/31/82    111   7/29/88     272  11/30/94  453    3/30/01    1160
12/31/56   46   4/30/63   69   7/31/69     91    11/28/75   91   4/30/82    116   8/31/88     261  12/30/94  459    4/30/01    1249
1/31/57    44   5/31/63   70   8/29/69     95    12/31/75   90   5/31/82    111   9/30/88     271  1/31/95   470    5/31/01    1255
2/28/57    43   6/28/63   69   9/30/69     93    1/30/76   100   6/30/82    109   10/31/88    278  2/28/95   487    6/29/01    1224
3/29/57    44   7/31/63   69   10/31/69    97    2/27/76    99   7/30/82    107   11/30/88    273  3/31/95   500    7/31/01    1211
4/30/57    45   8/30/63   72   11/28/69    93    3/31/76   102   8/31/82    119   12/30/88    277  4/28/95   514    8/31/01    1133
5/31/57    47   9/30/63   71   12/31/69    92    4/30/76   101   9/30/82    120   1/31/89     297  5/31/95   533    9/28/01    1040
6/28/57    47   10/31/63  74   1/30/70     85    5/31/76   100   10/29/82   133   2/28/89     288  6/30/95   544    10/31/01   1059
7/31/57    47   11/29/63  73   2/27/70     89    6/30/76   104   11/30/82   138   3/31/89     294  7/31/95   562    11/30/01   1139
8/30/57    45   12/31/63  75   3/31/70     89    7/30/76   103   12/31/82   140   4/28/89     309  8/31/95   561    12/31/01   1148
9/30/57    42   1/31/64   77   4/30/70     81    8/31/76   102   1/31/83    145   5/31/89     320  9/29/95   584    1/31/02    1130
10/31/57   41   2/28/64   77   5/29/70     76    9/30/76   105   2/28/83    148   6/30/89     317  10/31/95  581    2/28/02    1106
11/29/57   41   3/31/64   78   6/30/70     72    10/29/76  102   3/31/83    152   7/31/89     346  11/30/95  605    3/29/02    1147
12/31/57   39   4/30/64   79   7/31/70     78    11/30/76  102   4/29/83    164   8/31/89     351  12/29/95  615    4/30/02    1076
1/31/58    41   5/29/64   80   8/31/70     81    12/31/76  107   5/31/83    162   9/29/89     349  1/31/96   636    5/31/02    1067
2/28/58    40   6/30/64   81   9/30/70     84    1/31/77   102   6/30/83    168   10/31/89    340  2/29/96   640    6/28/02     989
3/31/58    42   7/31/64   83   10/30/70    83    2/28/77    99   7/29/83    162   11/30/89    345  3/29/96   645    7/31/02     911
4/30/58    43   8/31/64   81   11/30/70    87    3/31/77    98   8/31/83    164   12/29/89    353  4/30/96   654    8/30/02     916
5/30/58    44   9/30/64   84   12/31/70    92    4/29/77    98   9/30/83    166   1/31/90     329  5/31/96   669    9/30/02     815
6/30/58    45   10/30/64  84   1/29/71     95    5/31/77    96   10/31/83   163   2/28/90     331  6/28/96   670    10/30/02    890
7/31/58    47   11/30/64  84   2/26/71     96    6/30/77   100   11/30/83   166   3/30/90     339  7/31/96   639    11/29/02    936
8/29/58    47   12/31/64  84   3/31/71    100    7/29/77    98   12/30/83   164   4/30/90     330  8/30/96   651    12/31/02    879
9/30/58    50   1/29/65   87   4/30/71    103    8/31/77    96   1/31/84    163   5/31/90     361  9/30/96   687
10/31/58   51   2/26/65   87   5/31/71     99    9/30/77    96   2/29/84    157   6/29/90     358  10/31/96  705
11/28/58   52   3/31/65   86   6/30/71     99    10/31/77   92   3/30/84    159   7/31/90     356  11/29/96  757
12/31/58   55   4/30/65   89   7/30/71     95    11/30/77   94   4/30/84    160   8/31/90     322  12/31/96  740
1/30/59    55   5/31/65   88   8/31/71     99    12/30/77   95   5/31/84    150   9/28/90     306  1/31/97   786
2/27/59    55   6/30/65   84   9/30/71     98    1/31/78    89   6/29/84    153   10/31/90    304  2/28/97   790
3/31/59    55   7/30/65   85   10/29/71    94    2/28/78    87   7/31/84    150   11/30/90    322  3/31/97   757
                                                 3/31/78    89

                                                                                                                Source: Bloomberg LP

====================================================================================================================================



The last three years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history suggests that bear markets eventually end.

     That is why AIM urges all investors to maintain a long-term investment discipline.

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
10/18/95-12/31/02
Index data from 10/31/95-12/31/02

                                 [MOUNTAIN CHART]

================================================================================================================================

                  AIM SMALL CAP GROWTH     AIM SMALL CAP GROWTH   RUSSELL 2000   S&P 500    RUSSELL 2000      LIPPER SMALL CAP
DATE              FUND CLASS A SHARES      FUND CLASS B SHARES    INDEX          INDEX      GROWTH INDEX      GROWTH FUND INDEX
10/18/95          9450                     10000
10/31/95          9483                     10035                  10000          10000      10000             10000
11/30/95          9665                     10219                  10420          10438      10441             10367
12/31/95          9756                     10307                  10695          10639      10673             10625
01/31/96          9822                     10367                  10683          11001      10584             10579
02/29/96          10376                    10953                  11017          11104      11067             11094
03/31/96          10781                    11373                  11241          11210      11286             11453
04/30/96          11790                    12439                  11843          11375      12153             12617
05/31/96          12229                    12886                  12309          11667      12776             13189
06/30/96          11517                    12133                  11803          11712      11946             12452
07/31/96          10632                    11198                  10773          11194      10487             11084
08/31/96          10790                    11356                  11399          11430      11263             11868
09/30/96          11592                    12196                  11845          12072      11843             12626
10/31/96          11211                    11785                  11662          12406      11333             12089
11/30/96          11096                    11654                  12143          13342      11648             12280
12/31/96          11104                    11661                  12461          13078      11875             12436
01/31/97          11352                    11914                  12710          13894      12172             12725
02/28/97          10377                    10891                  12403          14004      11437             11806
03/31/97          9552                     10009                  11817          13430      10629             10955
04/30/97          9446                     9896                   11850          14230      10506             10791
05/31/97          10670                    11172                  13168          15100      12085             12288
06/30/97          11256                    11782                  13733          15772      12495             12946
07/31/97          12232                    12797                  14371          17025      13134             13725
08/31/97          12499                    13069                  14701          16072      13528             13943
09/30/97          13661                    14272                  15777          16951      14608             15117
10/31/97          13057                    13634                  15084          16385      13730             14345
11/30/97          12907                    13465                  14986          17144      13403             14020
12/31/97          12908                    13466                  15248          17439      13411             13834
01/31/98          13044                    13590                  15007          17630      13233             13629
02/28/98          14175                    14768                  16116          18901      14401             14730
03/31/98          15106                    15726                  16780          19869      15006             15396
04/30/98          15423                    16043                  16873          20072      15098             15509
05/31/98          14574                    15152                  15963          19727      14000             14411
06/30/98          15288                    15890                  15997          20528      14143             14833
07/31/98          14347                    14894                  14703          20310      12962             13717
08/31/98          11227                    11656                  11847          17375      9970              10722
09/30/98          12204                    12642                  12775          18489      10981             11295
10/31/98          12439                    12891                  13296          19990      11555             11740
11/30/98          13752                    14232                  13993          21202      12451             12695
12/31/98          15900                    16458                  14859          22423      13578             13967
01/31/99          16534                    17101                  15057          23360      14189             14305
02/28/99          15553                    16082                  13837          22634      12891             12929
03/31/99          16907                    17476                  14053          23539      13350             13513
04/30/99          18166                    18762                  15312          24450      14529             14040
05/31/99          18987                    19593                  15536          23873      14552             14117
06/30/99          21023                    21700                  16238          25193      15319             15439
07/31/99          21405                    22075                  15793          24410      14845             15384
08/31/99          21647                    22314                  15209          24288      14290             15169
09/30/99          21946                    22610                  15212          23622      14566             15720
10/31/99          22890                    23569                  15273          25117      14939             16636
11/30/99          25831                    26576                  16184          25627      16518             18736
12/31/99          30307                    31172                  18016          27134      19428             22513
01/31/00          30707                    31564                  17726          25772      19248             22279
02/29/00          40322                    41425                  20653          25285      23727             28806
03/31/00          38999                    40054                  19292          27758      21233             26545
04/30/00          35263                    36193                  18131          26922      19088             23264
05/31/00          31755                    32563                  17073          26370      17416             21361
06/30/00          38668                    39629                  18562          27019      19666             25123
07/31/00          34646                    35487                  17965          26598      17981             23487
08/31/00          39697                    40630                  19335          28249      19873             26012
09/30/00          38491                    39370                  18767          26758      18885             24725
10/31/00          35373                    36153                  17930          26645      17351             22870
11/30/00          28210                    28825                  16088          24546      14200             18975
12/31/00          30086                    30722                  17470          24666      15069             20653
01/31/01          31316                    31954                  18381          25542      16289             21283
02/28/01          26544                    27065                  17175          23215      14055             18559
03/31/01          23860                    24310                  16335          21745      12778             16757
04/30/01          27160                    27655                  17612          23433      14342             18566
05/31/01          27494                    27987                  18046          23590      14675             19069
06/30/01          27788                    28266                  18685          23016      15075             19550
07/31/01          26427                    26862                  17674          22791      13789             18461
08/31/01          24669                    25059                  17103          21366      12927             17368
09/30/01          21006                    21318                  14801          19642      10841             14657
10/31/01          22701                    23034                  15667          20017      11884             15731
11/30/01          24438                    24782                  16879          21553      12876             16950
12/31/01          25943                    26294                  17921          21742      13678             17978
01/31/02          25165                    25489                  17734          21425      13191             17435
02/28/02          23416                    23708                  17248          21011      12338             16380
03/31/02          25184                    25479                  18635          21801      13410             17720
04/30/02          24637                    24910                  18805          20480      13120             17252
05/31/02          23566                    23827                  17970          20331      12353             16560
06/30/02          21756                    21980                  17078          18883      11305             15330
07/31/02          18775                    18951                  14500          17412      9568              13156
08/31/02          18796                    18951                  14463          17525      9563              13136
09/30/02          17715                    17856                  13425          15622      8872              12340
10/31/02          18523                    18661                  13856          16995      9321              12867
11/30/02          20029                    20163                  15092          17995      10245             13945
12/31/02          18657                    18776                  14251          16943      9540              13014

                                                                                                           Source: Lipper, Inc.



Past performance cannot guarantee comparable future results.

================================================================================================================================

Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B, C and R shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Results for Class B shares are calculated as if a hypothetical shareholder liquidated his entire investment at the close of the reporting period. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes does not reflect the effects of taxes.

    Since the last reporting period, the fund has elected to use the S&P 500 as its broad-based market index since the S&P 500 is such a widely recognized gauge of stocks. The fund will no longer use the Russell 2000 Index, the index published in previous reports to shareholders as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund uses the Russell 2000 Growth Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Small Cap Growth Fund Index, which may or may not include AIM Mid Cap Core Equity Fund, is included for comparison to a peer group.

This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.


FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02 including sales charges

================================================================================

CLASS A SHARES
 Inception (10/18/95)         9.04%
  5 Years                     6.45
  1 Year                    -31.96

CLASS B SHARES
 Inception (10/18/95)         9.14%
  5 Years                     6.57
  1 Year                    -32.15

CLASS C SHARES
 Inception (5/3/99)          -0.08%
  1 Year                    -29.28

CLASS R SHARES*
 Inception                    9.73%
  5 Years                     7.47
  1 Year                    -28.21

*  Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without sales charges. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 10/18/95.) Class R share returns do not include a 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES
Total Returns 12/31/01-12/31/02
excluding sales charges

================================================================================

CLASS A SHARES                                -28.01%
CLASS B SHARES                                -28.58
CLASS C SHARES                                -28.57
CLASS R SHARES                                -28.21
S&P 500                                       -22.09
(Broad Market Index)
RUSSELL 2000 INDEX                            -20.48
(Former Broad Market Index)
RUSSELL 2000 GROWTH INDEX                     -30.26
(Style-specific Index)
LIPPER SMALL CAP GROWTH FUND INDEX            -27.63
(Peer Group Index)

================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/02

AIM SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A shares due to differing sales charges and class expenses.

CUMULATIVE TOTAL RETURNS
For the Period Ended 12/31/02


Inception (3/15/02)                 -24.71%


Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.

                                                                      [AIM LOGO]
                                                                 --Servicemark--


A I M Distributors, Inc.                                              SCG-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-87.55%

AEROSPACE & DEFENSE-1.20%

Aeroflex Inc.(a)                                    425,000      $    2,932,500
-------------------------------------------------------------------------------
Armor Holdings, Inc.(a)                             175,000           2,409,750
-------------------------------------------------------------------------------
Engineered Support Systems, Inc.                    120,000           4,399,200
-------------------------------------------------------------------------------
Integrated Defense Technologies, Inc.(a)            150,000           2,175,000
===============================================================================
                                                                     11,916,450
===============================================================================

AIRLINES-0.24%

Frontier Airlines, Inc.(a)                          350,000           2,366,000
===============================================================================

APPAREL RETAIL-3.88%

Chico's FAS, Inc.(a)                                425,000           8,036,750
-------------------------------------------------------------------------------
Christopher & Banks Corp.(a)                        210,700           4,372,025
-------------------------------------------------------------------------------
Gymboree Corp. (The)(a)                             325,000           5,154,500
-------------------------------------------------------------------------------
Hot Topic, Inc.(a)                                  275,000           6,292,000
-------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)              315,000           5,572,350
-------------------------------------------------------------------------------
Too Inc.(a)                                         230,000           5,409,600
-------------------------------------------------------------------------------
Urban Outfitters, Inc.(a)                           150,000           3,535,500
===============================================================================
                                                                     38,372,725
===============================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.76%

Fossil, Inc.(a)                                     175,000           3,559,500
-------------------------------------------------------------------------------
Quicksilver, Inc.(a)                                150,000           3,999,000
===============================================================================
                                                                      7,558,500
===============================================================================

APPLICATION SOFTWARE-4.96%

Activision, Inc.(a)                                 125,000           1,823,750
-------------------------------------------------------------------------------
Autodesk, Inc.                                      225,000           3,217,500
-------------------------------------------------------------------------------
Business Objects S.A.-ADR (France)(a)               225,000           3,375,000
-------------------------------------------------------------------------------
Catapult Communications Corp.(a)                    135,000           1,613,250
-------------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                            200,000           4,690,000
-------------------------------------------------------------------------------
Documentum, Inc.(a)                                 400,000           6,264,000
-------------------------------------------------------------------------------
EPIQ Systems, Inc.(a)                               200,000           3,064,000
-------------------------------------------------------------------------------
FactSet Research Systems Inc.                       170,000           4,805,900
-------------------------------------------------------------------------------
Kronos Inc.(a)                                      100,000           3,699,000
-------------------------------------------------------------------------------
Macromedia, Inc.(a)                                 500,000           5,325,000
-------------------------------------------------------------------------------
National Instruments Corp.(a)                       200,000           6,498,000
-------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.(a)              200,000           4,698,000
===============================================================================
                                                                     49,073,400
===============================================================================

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.27%

Superior Industries International, Inc.              65,000      $    2,688,400
===============================================================================

AUTOMOBILE MANUFACTURERS-0.42%

Monaco Coach Corp.(a)                               250,000           4,137,500
===============================================================================

BANKS-2.39%

East West Bancorp., Inc.                            100,000           3,608,000
-------------------------------------------------------------------------------
Prosperity Bancshares, Inc.                         225,000           4,275,000
-------------------------------------------------------------------------------
Silicon Valley Bancshares(a)                        150,000           2,737,500
-------------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)                150,250           4,328,702
-------------------------------------------------------------------------------
Sterling Bancshares, Inc.                           162,500           1,985,750
-------------------------------------------------------------------------------
UCBH Holdings, Inc.                                 100,000           4,245,000
-------------------------------------------------------------------------------
Whitney Holding Corp.                                75,000           2,499,750
===============================================================================
                                                                     23,679,702
===============================================================================

BIOTECHNOLOGY-3.58%

Affymetrix, Inc.(a)                                 200,000           4,578,000
-------------------------------------------------------------------------------
Albany Molecular Research, Inc.(a)                  175,000           2,588,425
-------------------------------------------------------------------------------
Array BioPharma Inc.(a)                             250,000           1,387,500
-------------------------------------------------------------------------------
Cephalon, Inc.(a)                                    65,299           3,177,972
-------------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                           175,000           6,734,000
-------------------------------------------------------------------------------
Connectics Corp.(a)                                 275,000           3,305,500
-------------------------------------------------------------------------------
Genencor International Inc.(a)                      175,000           1,711,500
-------------------------------------------------------------------------------
Invitrogen Corp.(a)                                 125,000           3,916,250
-------------------------------------------------------------------------------
SangStat Medical Corp.(a)                           264,000           2,983,200
-------------------------------------------------------------------------------
Techne Corp.(a)                                     175,000           4,999,400
===============================================================================
                                                                     35,381,747
===============================================================================

BROADCASTING & CABLE TV-1.95%

Cox Radio, Inc.-Class A(a)                          110,000           2,509,100
-------------------------------------------------------------------------------
Entercom Communications Corp.(a)                     55,000           2,580,600
-------------------------------------------------------------------------------
Entravision Communications Corp.-Class A(a)         450,000           4,491,000
-------------------------------------------------------------------------------
Radio One, Inc.-Class A(a)                          225,000           3,289,500
-------------------------------------------------------------------------------
Radio One, Inc.-Class D(a)                          265,000           3,823,950
-------------------------------------------------------------------------------
TiVo Inc.(a)                                        500,000           2,615,000
===============================================================================
                                                                     19,309,150
===============================================================================

BUILDING PRODUCTS-0.36%

Trex Co., Inc.(a)                                   100,000           3,530,000
===============================================================================

Casinos & Gambling-1.22%

Alliance Gaming Corp.(a)                            250,000           4,257,500
-------------------------------------------------------------------------------
Shuffle Master, Inc.(a)                             200,000           3,822,000
-------------------------------------------------------------------------------

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------
CASINOS & GAMBLING-(CONTINUED)

Station Casinos, Inc.(a)                            225,000      $    3,982,500
===============================================================================
                                                                     12,062,000
===============================================================================

CATALOG RETAIL-0.72%

Insight Enterprises, Inc.(a)                        350,000           2,908,500
-------------------------------------------------------------------------------
J. Jill Group Inc.(a)                               300,000           4,194,000
===============================================================================
                                                                      7,102,500
===============================================================================

COMMODITY CHEMICALS-0.46%

Spartech Corp.                                      175,000           3,610,250
-------------------------------------------------------------------------------
Summa Industries(a)                                 100,000             958,000
===============================================================================
                                                                      4,568,250
===============================================================================

COMPUTER & ELECTRONICS RETAIL-0.27%

GameStop Corp.(a)                                   275,000           2,695,000
===============================================================================

COMPUTER HARDWARE-0.69%

Pinnacle Systems, Inc.(a)                           500,000           6,805,000
===============================================================================

COMPUTER STORAGE & PERIPHERALS-0.87%

Applied Films Corp.(a)                              300,000           5,997,000
-------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.
  (Israel)(a)                                       350,000           2,558,500
===============================================================================
                                                                      8,555,500
===============================================================================

CONSTRUCTION & ENGINEERING-0.25%

Shaw Group Inc. (The)(a)                            150,000           2,467,500
===============================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.30%

AGCO Corp.(a)                                       135,000           2,983,500
===============================================================================

CONSUMER FINANCE-0.35%

Doral Financial Corp. (Puerto Rico)                 120,000           3,432,000
===============================================================================

DATA PROCESSING SERVICES-1.68%

eSPEED, Inc.-Class A(a)                             200,000           3,388,200
-------------------------------------------------------------------------------
InterCept, Inc.(a)                                  150,000           2,539,650
-------------------------------------------------------------------------------
Iron Mountain Inc.(a)                               186,225           6,147,287
-------------------------------------------------------------------------------
ProBusiness Services, Inc.(a)                       450,000           4,500,000
===============================================================================
                                                                     16,575,137
===============================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.39%

Career Education Corp.(a)                           100,000           4,000,000
-------------------------------------------------------------------------------
Coinstar, Inc.(a)                                   150,000           3,397,500
-------------------------------------------------------------------------------
Corinthian Colleges, Inc.(a)                        100,000           3,786,000
-------------------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)              200,000           6,384,000
-------------------------------------------------------------------------------

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

Education Management Corp.(a)                       150,000      $    5,640,000
-------------------------------------------------------------------------------
FTI Consulting, Inc.(a)                             100,000           4,015,000
-------------------------------------------------------------------------------
NCO Group, Inc.(a)                                  200,000           3,190,000
-------------------------------------------------------------------------------
PRG-Schultz International, Inc.(a)                  350,000           3,115,000
===============================================================================
                                                                     33,527,500
===============================================================================

DIVERSIFIED FINANCIAL SERVICES-0.99%

Affiliated Managers Group, Inc.(a)                   70,000           3,521,000
-------------------------------------------------------------------------------
Euronet Worldwide, Inc.(a)                          465,000           3,492,150
-------------------------------------------------------------------------------
Investors Financial Services Corp.                  100,000           2,739,000
===============================================================================
                                                                      9,752,150
===============================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.51%

II-VI Inc.(a)                                       180,000           2,890,800
-------------------------------------------------------------------------------
Power-One, Inc.(a)                                  375,000           2,126,250
===============================================================================
                                                                      5,017,050
===============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-3.35%

FLIR Systems, Inc.(a)                               120,000           5,856,000
-------------------------------------------------------------------------------
Keithley Instruments, Inc.                          280,000           3,500,000
-------------------------------------------------------------------------------
KEMET Corp.(a)                                      250,000           2,185,000
-------------------------------------------------------------------------------
Photon Dynamics, Inc.(a)                            250,000           5,700,000
-------------------------------------------------------------------------------
ScanSource, Inc.(a)                                  85,000           4,190,500
-------------------------------------------------------------------------------
Tektronix, Inc.(a)                                  250,000           4,547,500
-------------------------------------------------------------------------------
Varian Inc.(a)                                      250,000           7,172,500
===============================================================================
                                                                     33,151,500
===============================================================================

ENVIRONMENTAL SERVICES-1.21%

Stericycle, Inc.(a)                                 160,000           5,180,640
-------------------------------------------------------------------------------
Waste Connections, Inc.(a)                          175,000           6,756,750
===============================================================================
                                                                     11,937,390
===============================================================================

FOOD DISTRIBUTORS-1.33%

Performance Food Group Co.(a)                       200,000           6,791,800
-------------------------------------------------------------------------------
United Natural Foods, Inc.(a)                       250,000           6,337,500
===============================================================================
                                                                     13,129,300
===============================================================================

FOOD RETAIL-0.53%

Whole Foods Market, Inc.(a)                         100,000           5,273,000
===============================================================================

GENERAL MERCHANDISE STORES-1.07%

99 Cents Only Stores(a)                             225,000           6,043,500
-------------------------------------------------------------------------------
Fred's, Inc.                                        175,000           4,497,500
===============================================================================
                                                                     10,541,000
===============================================================================

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS & SERVICES-6.97%

Accredo Health, Inc.(a)                             270,000      $    9,517,500
-------------------------------------------------------------------------------
Advisory Board Co. (The)(a)                         150,000           4,485,000
-------------------------------------------------------------------------------
Cerner Corp.(a)                                     175,000           5,470,500
-------------------------------------------------------------------------------
Covance Inc.(a)                                     140,000           3,442,600
-------------------------------------------------------------------------------
DaVita, Inc.(a)                                     200,000           4,934,000
-------------------------------------------------------------------------------
DIANON Systems, Inc.(a)                             125,000           5,963,750
-------------------------------------------------------------------------------
Express Scripts, Inc.(a)                            100,000           4,804,000
-------------------------------------------------------------------------------
First Horizon Pharmaceutical Corp.(a)               225,000           1,682,550
-------------------------------------------------------------------------------
ICON PLC-ADR (Ireland)(a)                           150,000           4,036,500
-------------------------------------------------------------------------------
IMPAC Medical Systems, Inc.(a)                      157,200           2,911,344
-------------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)              90,000           2,091,600
-------------------------------------------------------------------------------
Odyssey Healthcare, Inc.(a)                         125,000           4,337,500
-------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)                    120,000           4,807,200
-------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)         200,000           5,854,000
-------------------------------------------------------------------------------
Priority Healthcare Corp.-Class B(a)                200,000           4,640,000
===============================================================================
                                                                     68,978,044
===============================================================================

HEALTH CARE EQUIPMENT-5.76%

Advanced Neuromodulation Systems, Inc.(a)            68,100           2,390,310
-------------------------------------------------------------------------------
American Medical Systems Holdings, Inc.(a)          150,000           2,431,500
-------------------------------------------------------------------------------
Biosite Diagnostics Inc.(a)                         125,000           4,252,500
-------------------------------------------------------------------------------
Bruker AXS Inc.(a)                                  500,000             905,000
-------------------------------------------------------------------------------
Bruker Daltonics, Inc.(a)                           300,000           1,458,000
-------------------------------------------------------------------------------
CTI Molecular Imaging, Inc.(a)                      125,000           3,082,500
-------------------------------------------------------------------------------
Cytyc Corp.(a)                                      500,000           5,100,000
-------------------------------------------------------------------------------
Diagnostic Products Corp.                           115,000           4,441,300
-------------------------------------------------------------------------------
Fisher Scientific International Inc.(a)              85,000           2,556,800
-------------------------------------------------------------------------------
Integra LifeSciences Holdings(a)                    175,000           3,088,750
-------------------------------------------------------------------------------
Med-Design Corp. (The)(a)                           300,000           2,417,400
-------------------------------------------------------------------------------
ResMed Inc.                                         160,000           4,891,200
-------------------------------------------------------------------------------
STERIS Corp.(a)                                     200,000           4,850,000
-------------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(a)             250,000           7,300,000
-------------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                       150,000           2,618,850
-------------------------------------------------------------------------------
Zoll Medical Corp.(a)                               145,000           5,172,150
===============================================================================
                                                                     56,956,260
===============================================================================

HEALTH CARE FACILITIES-1.42%

LifePoint Hospitals, Inc.(a)                        270,000           8,081,370
-------------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                            200,000           5,966,000
===============================================================================
                                                                     14,047,370
===============================================================================

HEALTH CARE SUPPLIES-0.57%

ICU Medical, Inc.(a)                                150,000           5,595,000
===============================================================================

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------

HOMEBUILDING-0.46%

D.R. Horton, Inc.                                   147,375      $    2,556,956
-------------------------------------------------------------------------------
Toll Brothers, Inc.(a)                              100,000           2,020,000
===============================================================================
                                                                      4,576,956
===============================================================================

HOTELS, RESORTS & CRUISE LINES-0.30%

Kerzner International Ltd. (Bahamas)(a)             150,000           3,012,000
===============================================================================

INDUSTRIAL MACHINERY-0.19%

Manitiwoc Co., Inc. (The)                            75,000           1,912,500
===============================================================================

INSURANCE BROKERS-0.41%

Hilb, Rogal and Hamilton Co.                        100,000           4,090,000
===============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.13%

Intrado Inc.(a)                                     130,000           1,274,000
===============================================================================

INTERNET SOFTWARE & SERVICES-1.41%

Digital Insight Corp.(a)                            175,000           1,520,750
-------------------------------------------------------------------------------
DoubleClick Inc.(a)                                 350,000           1,981,000
-------------------------------------------------------------------------------
Internet Security Systems, Inc.(a)                  175,000           3,207,750
-------------------------------------------------------------------------------
OneSource Information Services, Inc.(a)             250,000           1,925,000
-------------------------------------------------------------------------------
Websense, Inc.(a)                                   250,000           5,340,250
===============================================================================
                                                                     13,974,750
===============================================================================

IT CONSULTING & SERVICES-1.17%

CACI International Inc.-Class A(a)                  150,000           5,346,000
-------------------------------------------------------------------------------
Forrester Research, Inc.(a)                         200,000           3,114,000
-------------------------------------------------------------------------------
Titan Corp. (The)(a)                                300,000           3,120,000
===============================================================================
                                                                     11,580,000
===============================================================================

MANAGED HEALTH CARE-0.75%

Centene Corp.(a)                                     75,000           2,519,250
-------------------------------------------------------------------------------
First Health Group Corp.(a)                         200,000           4,870,000
===============================================================================
                                                                      7,389,250
===============================================================================

MOVIES & ENTERTAINMENT-1.33%

Macrovision Corp.(a)                                275,000           4,411,000
-------------------------------------------------------------------------------
Pixar, Inc.(a)                                      125,000           6,623,750
-------------------------------------------------------------------------------
Regal Entertainment Group-Class A                   100,000           2,142,000
===============================================================================
                                                                     13,176,750
===============================================================================

MULTI-LINE INSURANCE-0.50%

HCC Insurance Holdings, Inc.                        200,000           4,920,000
===============================================================================

NETWORKING EQUIPMENT-0.95%

Avocent Corp.(a)                                    235,000           5,221,700
-------------------------------------------------------------------------------

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------
NETWORKING EQUIPMENT-(CONTINUED)

NetScreen Technologies, Inc.(a)                     250,000      $    4,210,000
===============================================================================
                                                                      9,431,700
===============================================================================

OFFICE SERVICES & SUPPLIES-0.30%

Daisytek International Corp.(a)                     250,000           1,982,500
-------------------------------------------------------------------------------
MCSi, Inc.(a)                                       200,000             950,000
===============================================================================
                                                                      2,932,500
===============================================================================

OIL & GAS DRILLING-1.83%

National-Oilwell, Inc.(a)                           125,000           2,730,000
-------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                       260,000           7,844,200
-------------------------------------------------------------------------------
Pride International, Inc.(a)                        300,000           4,470,000
-------------------------------------------------------------------------------
Varco International, Inc.(a)                        175,000           3,045,000
===============================================================================
                                                                     18,089,200
===============================================================================

OIL & GAS EQUIPMENT & SERVICES-3.32%

Cal Dive International, Inc.(a)                     350,000           8,225,000
-------------------------------------------------------------------------------
FMC Technologies, Inc.(a)                           200,000           4,086,000
-------------------------------------------------------------------------------
GulfMark Offshore, Inc.(a)                          300,000           4,425,000
-------------------------------------------------------------------------------
Key Energy Services, Inc.(a)                        550,000           4,933,500
-------------------------------------------------------------------------------
Newpark Resources, Inc.(a)                          500,000           2,175,000
-------------------------------------------------------------------------------
TETRA Technologies, Inc.(a)                         150,000           3,205,500
-------------------------------------------------------------------------------
Universal Compression Holdings, Inc.(a)             200,000           3,826,000
-------------------------------------------------------------------------------
Willbros Group, Inc. (Panama)(a)                    240,000           1,972,800
===============================================================================
                                                                     32,848,800
===============================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.81%

Chesapeake Energy Corp.                             700,000           5,418,000
-------------------------------------------------------------------------------
Forest Oil Corp.(a)                                 150,000           4,147,500
-------------------------------------------------------------------------------
Newfield Exploration Co.(a)                         125,000           4,506,250
-------------------------------------------------------------------------------
Spinnaker Exploration Co.(a)                        175,000           3,858,750
===============================================================================
                                                                     17,930,500
===============================================================================

PACKAGED FOODS & MEATS-0.33%

Horizon Organic Holding Corp.(a)                    200,000           3,238,000
===============================================================================

Personal Products-0.28%

Steiner Leisure Ltd.(a)                             200,000           2,788,000
===============================================================================

PHARMACEUTICALS-1.81%

aaiPharma Inc.(a)                                   200,000           2,804,000
-------------------------------------------------------------------------------
Barr Laboratories, Inc.(a)                           50,000           3,254,500
-------------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)             125,000           6,208,750
-------------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                       150,000           5,640,000
===============================================================================
                                                                     17,907,250
===============================================================================

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-0.40%

Fidelity National Financial, Inc.                   121,000      $    3,972,430
===============================================================================

PUBLISHING-0.77%

Getty Images, Inc.(a)                               250,000           7,637,500
===============================================================================

RESTAURANTS-3.09%

Cosi, Inc.(a)                                       254,100           1,412,796
-------------------------------------------------------------------------------
Krispy Kreme Doughnuts, Inc.(a)                     120,000           4,052,400
-------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                  200,000           7,260,000
-------------------------------------------------------------------------------
Panera Bread Co.-Class A(a)                         175,000           6,091,750
-------------------------------------------------------------------------------
RARE Hospitality International, Inc.(a)             215,000           5,938,300
-------------------------------------------------------------------------------
Sonic Corp.(a)                                      281,250           5,762,813
===============================================================================
                                                                     30,518,059
===============================================================================

SEMICONDUCTOR EQUIPMENT-2.46%

Advanced Energy Industries, Inc.(a)                 150,000           1,908,000
-------------------------------------------------------------------------------
ASE Test Ltd. (Taiwan)(a)                           325,000           1,300,000
-------------------------------------------------------------------------------
Asyst Technologies, Inc.(a)                         325,000           2,388,750
-------------------------------------------------------------------------------
Credence Systems Corp.(a)                           240,000           2,239,200
-------------------------------------------------------------------------------
Cymer, Inc.(a)                                      125,000           4,031,250
-------------------------------------------------------------------------------
FEI Co.(a)                                          220,000           3,363,800
-------------------------------------------------------------------------------
Mykrolis Corp.(a)                                   600,000           4,380,000
-------------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                           200,000           4,752,200
===============================================================================
                                                                     24,363,200
===============================================================================

SEMICONDUCTORS-4.22%

Actel Corp.(a)                                      275,000           4,460,500
-------------------------------------------------------------------------------
ChipPAC, Inc.-Class A(a)                            786,500           2,792,075
-------------------------------------------------------------------------------
Cree, Inc.(a)                                       325,000           5,313,750
-------------------------------------------------------------------------------
Exar Corp.(a)                                       225,000           2,790,000
-------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                 300,000           5,475,000
-------------------------------------------------------------------------------
Intersil Corp.-Class A(a)                           186,000           2,592,840
-------------------------------------------------------------------------------
NVIDIA Corp.(a)                                     175,000           2,014,250
-------------------------------------------------------------------------------
O2Micro International Ltd. (Cayman
  Islands)(a)                                       300,000           2,924,700
-------------------------------------------------------------------------------
OmniVision Technologies, Inc.(a)                    200,000           2,714,000
-------------------------------------------------------------------------------
Pixelworks, Inc.(a)                                 300,000           1,740,000
-------------------------------------------------------------------------------
Semtech Corp.(a)                                    300,000           3,276,000
-------------------------------------------------------------------------------
Silicon Storage Technology, Inc.(a)                 400,000           1,616,000
-------------------------------------------------------------------------------
Zoran Corp.(a)                                      285,000           4,009,950
===============================================================================
                                                                     41,719,065
===============================================================================

SPECIALTY CHEMICALS-0.53%

Cambrex Corp.                                       175,000           5,286,750
===============================================================================

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------

SPECIALTY STORES-2.38%

CarMax, Inc.(a)                                     275,000      $    4,917,000
-------------------------------------------------------------------------------
Copart, Inc.(a)                                     270,000           3,196,800
-------------------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                    175,000           2,642,500
-------------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                              140,000           6,993,000
-------------------------------------------------------------------------------
Restoration Hardware, Inc.(a)                       400,000           2,004,000
-------------------------------------------------------------------------------
Tractor Supply Co.(a)                               100,000           3,760,000
===============================================================================
                                                                     23,513,300
===============================================================================

STEEL-0.29%

Gibraltar Steel Corp.                               150,000           2,856,000
===============================================================================

SYSTEMS SOFTWARE-1.38%

Network Associates, Inc.(a)                         185,625           2,986,706
-------------------------------------------------------------------------------
Red Hat, Inc.(a)                                    700,000           4,137,000
-------------------------------------------------------------------------------
SafeNet, Inc.(a)                                    200,000           5,070,000
-------------------------------------------------------------------------------
SonicWALL, Inc.(a)                                  400,000           1,452,000
===============================================================================
                                                                     13,645,706
===============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.55%

Anaren Microwave, Inc.(a)                           225,000           1,980,000
-------------------------------------------------------------------------------
UTStarcom, Inc.(a)                                  175,000           3,470,250
===============================================================================
                                                                      5,450,250
===============================================================================

TRADING COMPANIES & DISTRIBUTORS-0.28%

Fastenal Co.                                         75,000           2,804,250
===============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $910,121,065)                                 866,004,191
===============================================================================

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------

U.S. TREASURY SECURITIES-0.18%

U.S. Treasury Bills-0.18%

1.18%, 03/20/03 (Cost $1,745,526)(b)           $  1,750,000(c)   $    1,745,526
===============================================================================

                                                  SHARES

MONEY MARKET FUNDS-10.98%

STIC Liquid Assets Portfolio(d)                  54,326,016          54,326,016
-------------------------------------------------------------------------------
STIC Prime Portfolio(d)                          54,326,016          54,326,016
===============================================================================
    Total Money Market Funds (Cost
      $108,652,032)                                                 108,652,032
===============================================================================
TOTAL INVESTMENTS-98.71% (excluding
  investments purchased with cash collateral
  from securities loans) (Cost
  $1,020,518,623)                                                   976,401,749
===============================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANS

MONEY MARKET FUNDS-25.97%

STIC Liquid Assets Portfolio(d)(e)              128,448,619         128,448,619
-------------------------------------------------------------------------------
STIC Prime Portfolio(d)(e)                      128,448,618         128,448,618
===============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loans)
      (Cost $256,897,237)                                           256,897,237
===============================================================================
TOTAL INVESTMENTS-124.68% (Cost
  $1,277,415,860)                                                 1,233,298,986
===============================================================================
OTHER ASSETS LESS LIABILITIES-(24.68)%                             (244,161,875)
===============================================================================
NET ASSETS-100.00%                                               $  989,137,111
_______________________________________________________________________________
===============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $1,277,415,860)*                            $1,233,298,986
------------------------------------------------------------
Receivables for:
  Variation margin                                     6,500
------------------------------------------------------------
  Fund shares sold                                20,458,893
------------------------------------------------------------
  Dividends                                          233,050
------------------------------------------------------------
Investment for deferred compensation plan              5,790
------------------------------------------------------------
Other assets                                          83,456
============================================================
    Total assets                               1,254,086,675
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,559,418
------------------------------------------------------------
  Fund shares reacquired                           3,964,114
------------------------------------------------------------
  Deferred compensation plan                           5,790
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       256,897,237
------------------------------------------------------------
Accrued distribution fees                            756,251
------------------------------------------------------------
Accrued transfer agent fees                          534,157
------------------------------------------------------------
Accrued operating expenses                           232,597
============================================================
    Total liabilities                            264,949,564
============================================================
Net assets applicable to shares outstanding   $  989,137,111
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  790,699,664
____________________________________________________________
============================================================
Class B                                       $  152,577,138
____________________________________________________________
============================================================
Class C                                       $   41,692,522
____________________________________________________________
============================================================
Class R                                       $    1,301,356
____________________________________________________________
============================================================
Institutional Class                           $    2,866,431
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           42,804,444
____________________________________________________________
============================================================
Class B                                            8,725,547
____________________________________________________________
============================================================
Class C                                            2,385,814
____________________________________________________________
============================================================
Class R                                               70,578
____________________________________________________________
============================================================
Institutional Class                                  154,717
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        18.47
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.47 divided by
      94.50%)                                 $        19.54
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        17.49
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        17.48
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        18.44
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        18.53
____________________________________________________________
============================================================

* At December 31, 2002, securities with an aggregate market value of $252,803,712 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $5,040)                                   $     762,972
------------------------------------------------------------
Dividends from affiliated money market
  funds                                            2,324,973
------------------------------------------------------------
Interest                                              29,622
------------------------------------------------------------
Security lending income                            1,294,148
============================================================
    Total investment income                        4,411,715
============================================================

EXPENSES:

Advisory fees                                      7,192,423
------------------------------------------------------------
Administrative services fees                         206,896
------------------------------------------------------------
Custodian fees                                        85,558
------------------------------------------------------------
Distribution fees -- Class A                       2,671,094
------------------------------------------------------------
Distribution fees -- Class B                       1,944,775
------------------------------------------------------------
Distribution fees -- Class C                         516,983
------------------------------------------------------------
Distribution fees -- Class R                           1,176
------------------------------------------------------------
Transfer agent fees                                2,941,835
------------------------------------------------------------
Trustees' fees                                        13,987
------------------------------------------------------------
Other                                                496,970
============================================================
    Total expenses                                16,071,697
============================================================
Less: Fees waived and expenses reimbursed           (635,458)
------------------------------------------------------------
    Expenses paid indirectly                         (17,370)
============================================================
    Net expenses                                  15,418,869
============================================================
Net investment income (loss)                     (11,007,154)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (144,269,499)
------------------------------------------------------------
  Futures contracts                               (2,552,554)
------------------------------------------------------------
  Option contracts written                           126,893
============================================================
                                                (146,695,160)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (183,451,348)
------------------------------------------------------------
  Futures contracts                                 (935,035)
============================================================
                                                (184,386,383)
============================================================
Net gain (loss) from investment securities,
  futures contracts and option contracts        (331,081,543)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(342,088,697)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                   2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (11,007,154)   $ (6,785,278)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts and option contracts                      (146,695,160)    (66,665,383)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and futures contracts                (184,386,383)    (23,595,827)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (342,088,697)    (97,046,488)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --        (737,984)
--------------------------------------------------------------------------------------------
  Class B                                                                 --        (243,755)
--------------------------------------------------------------------------------------------
  Class C                                                                 --         (51,933)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        365,751,498     174,077,937
--------------------------------------------------------------------------------------------
  Class B                                                          9,058,506      13,080,520
--------------------------------------------------------------------------------------------
  Class C                                                         13,385,434      10,328,231
--------------------------------------------------------------------------------------------
  Class R                                                          1,257,422              --
--------------------------------------------------------------------------------------------
  Institutional Class                                              2,877,566              --
============================================================================================
    Net increase in net assets                                    50,241,729      99,406,528
============================================================================================

NET ASSETS:

  Beginning of year                                              938,895,382     839,488,854
============================================================================================
  End of year                                                 $  989,137,111    $938,895,382
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,261,666,001    $880,330,701
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (14,211)         (2,183)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, futures contracts and option contracts          (228,078,850)    (81,383,690)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                             (44,435,829)    139,950,554
============================================================================================
                                                              $  989,137,111    $938,895,382
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund, (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares:
Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A and Class R shares are subject to CDSC charges. Class R shares and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective as of the close of business on March 18, 2002, the Fund has been closed to new investors.

  The Fund's investment objective is long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

G. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $23,725.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $206,896 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $1,012,887 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B, Class C and Class R shares paid $2,059,361, $1,944,775, $516,983 and $1,176, respectively after plan fees waived by AIM Distributors of $611,733 for Class A shares.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $198,431 in front-end sales commissions from the sale of Class A shares and $20,785, $35, $33,061 and $0 for Class A, Class B, Class C shares and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $4,406 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $15,049 and reductions in custodian fees of $2,321 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $17,370.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At December 31, 2002, securities with an aggregate value of $252,803,712 were on loan to brokers. The loans were secured by cash collateral of $256,897,237 received by the Fund and subsequently invested in affiliated money market funds as follows: $128,448,619 in STIC Liquid Assets Portfolio and $128,448,618 in STIC Prime Portfolio. For the year ended December 31, 2002, the Fund received fees of $1,294,148 for securities lending.

NOTE 7--FUTURES CONTRACTS

On December 31, 2002, $872,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2002 were as follows:

                                                        UNREALIZED
               NO. OF       MONTH/        MARKET       APPRECIATION
CONTRACT      CONTRACTS   COMMITMENT       VALUE      (DEPRECIATION)
--------------------------------------------------------------------
Russell 2000
  Index          65       Mar-03/Long   $12,454,000     $(318,955)
____________________________________________________________________
====================================================================

NOTE 8--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --      $      --
----------------------------------------------------------
Written                               2,500        301,389
----------------------------------------------------------
Closed                                 (625)       (68,358)
----------------------------------------------------------
Exercised                            (1,174)      (161,996)
----------------------------------------------------------
Expired                                (701)       (71,035)
==========================================================
End of year                              --      $      --
__________________________________________________________
==========================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002         2001
--------------------------------------------------------------
Distributions paid from ordinary income  $   --     $1,033,672
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments               $  (47,505,723)
------------------------------------------------------------
Temporary book/tax differences                       (14,211)
------------------------------------------------------------
Capital loss carryforward                       (210,613,708)
------------------------------------------------------------
Post-October capital loss deferral               (14,395,248)
------------------------------------------------------------
Shares of beneficial interest                  1,261,666,001
============================================================
                                              $  989,137,111
____________________________________________________________
============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain futures contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                             $ 68,295,841
----------------------------------------------------------
December 31, 2010                              142,317,867
==========================================================
                                              $210,613,708
__________________________________________________________
==========================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $579,359,352 and $195,523,350, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $  133,601,115
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (181,106,838)
============================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $  (47,505,723)
____________________________________________________________
============================================================
Cost of investments for tax purposes is $1,280,804,709.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses on December 31, 2002, undistributed net investment income was increased by $10,995,126 and shares of beneficial interest decreased by $10,995,126. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                           2001
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      31,251,216    $ 673,450,471    14,079,041    $ 339,333,818
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,742,366       62,377,993     2,180,576       50,242,136
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,431,329       32,124,408       851,777       19,751,706
-------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         77,652        1,386,762            --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                           168,960        3,138,624            --               --
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --        30,868          776,744
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         9,645          226,413
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --         2,003           47,155
=========================================================================================================================
Conversion of Class B shares to Class A shares:***
  Class A                                                         238,309        5,287,422            --               --
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (250,272)      (5,287,422)           --               --
=========================================================================================================================
Reacquired:
  Class A                                                     (15,143,035)    (312,986,395)   (6,654,156)    (166,032,625)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,464,023)     (48,032,065)   (1,567,212)     (37,388,029)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (959,396)     (18,738,974)     (397,721)      (9,470,630)
-------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (7,074)        (129,340)           --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                           (14,243)        (261,058)           --               --
=========================================================================================================================
                                                               17,071,789    $ 392,330,426     8,534,821    $ 197,486,688
_________________________________________________________________________________________________________________________
=========================================================================================================================

  * Class R shares commenced sales on June 3, 2002.
 ** Institutional Class shares commenced sales on March 15, 2002.
*** Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                                ----------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------------
                                                                  2002           2001           2000        1999          1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  25.67       $  29.81       $  31.87    $  17.03       $ 14.27
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.19)(a)      (0.18)(a)      (0.13)      (0.09)(a)     (0.19)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (7.01)         (3.93)         (0.12)      15.47          3.45
================================================================================================================================
    Total from investment operations                               (7.20)         (4.11)         (0.25)      15.38          3.26
================================================================================================================================
Less distributions from net realized gains (losses)                   --          (0.03)         (1.81)      (0.54)        (0.50)
================================================================================================================================
Net asset value, end of period                                  $  18.47       $  25.67       $  29.81    $  31.87       $ 17.03
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (28.05)%       (13.79)%        (0.74)%     90.64%        23.15%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $790,700       $679,104       $566,458    $428,378       $24,737
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.35%(c)       1.31%          1.13%       1.54%         1.76%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.43%(c)       1.39%          1.23%       1.54%         2.20%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.91)%(c)     (0.70)%        (0.40)%     (0.38)%       (1.29)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               22%            37%            62%         56%          190%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average net assets of $763,169,831.

                                                                                            CLASS B
                                                                ----------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------------
                                                                  2002           2001           2000        1999          1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  24.48       $  28.64       $  30.92    $  16.64       $ 14.06
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.33)(a)      (0.35)(a)      (0.40)      (0.24)(a)     (0.29)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.66)         (3.78)         (0.07)      15.06          3.37
================================================================================================================================
    Total from investment operations                               (6.99)         (4.13)         (0.47)      14.82          3.08
================================================================================================================================
Less distributions from net realized gains (losses)                   --          (0.03)         (1.81)      (0.54)        (0.50)
================================================================================================================================
Net asset value, end of period                                  $  17.49       $  24.48       $  28.64    $  30.92       $ 16.64
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (28.55)%       (14.42)%        (1.48)%     89.40%        22.22%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $152,577       $212,958       $231,293    $240,150       $26,448
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.08%(c)       2.03%          1.88%       2.19%         2.40%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.08%(c)       2.04%          1.88%       2.19%         2.85%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.64)%(c)     (1.43)%        (1.15)%     (1.03)%       (1.96)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               22%            37%            62%         56%          190%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $194,477,505.


                                                                                           CLASS C
                                                                -------------------------------------------------------------
                                                                                                        MAY 3, 1999
                                                                      YEAR ENDED DECEMBER 31,          (DATE SALES COMMENCED)
                                                                -----------------------------------    TO DECEMBER 31,
                                                                 2002          2001          2000           1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 24.47       $ 28.63       $ 30.91           $ 19.03
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.33)(a)     (0.35)(a)     (0.39)            (0.17)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (6.66)        (3.78)        (0.08)            12.59
=============================================================================================================================
    Total from investment operations                              (6.99)        (4.13)        (0.47)            12.42
=============================================================================================================================
Less distributions from net realized gains (losses)                  --         (0.03)        (1.81)            (0.54)
=============================================================================================================================
Net asset value, end of period                                  $ 17.48       $ 24.47       $ 28.63           $ 30.91
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return                                                     (28.57)%      (14.43)%       (1.48)%           65.56%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)(b)                     $41,693       $46,833       $41,738           $40,530
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.08%(c)      2.03%         1.88%             2.19%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.08%(c)      2.04%         1.88%             2.19%(d)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.64)%(c)    (1.43)%       (1.15)%           (1.03)%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                              22%           37%           62%               56%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $51,698,285.
(d)  Annualized.

                                                                       CLASS R
                                                                ----------------------
                                                                     JUNE 3, 2002
                                                                (DATE SALES COMMENCED)
                                                                   TO DECEMBER 31,
                                                                         2002
--------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 22.64
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.13)(a)
======================================================================================
  Net losses on securities (both realized and unrealized)                (4.07)
======================================================================================
    Total from investment operations                                     (4.20)
======================================================================================
Net asset value, end of period                                         $ 18.44
______________________________________________________________________________________
======================================================================================
Total return(b)                                                         (18.55)%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                               $ 1,301
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                        1.61%(c)
--------------------------------------------------------------------------------------
  Without fee waivers                                                     1.61%(c)
======================================================================================
Ratio of net investment income (loss) to average net assets              (1.17)%(c)
______________________________________________________________________________________
======================================================================================
Portfolio turnover rate                                                     22%
______________________________________________________________________________________
======================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $407,028.

                                                                 INSTITUTIONAL CLASS
                                                                ----------------------
                                                                    MARCH 17, 2002
                                                                (DATE SALES COMMENCED)
                                                                   TO DECEMBER 31,
                                                                         2002
--------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 24.61
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.07)(a)
--------------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)                (6.01)
======================================================================================
    Total from investment operations                                     (6.08)
======================================================================================
Net asset value, end of period                                         $ 18.53
______________________________________________________________________________________
======================================================================================
Total return(b)                                                         (24.71)%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                               $ 2,866
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                        0.89%(c)
--------------------------------------------------------------------------------------
  Without fee waivers                                                     0.89%(c)
======================================================================================
Ratio of net investment income (loss) to average net assets              (0.45)%(c)
______________________________________________________________________________________
======================================================================================
Portfolio turnover rate                                                     22%
______________________________________________________________________________________
======================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $514,814.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Small Cap Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Growth Fund (one of the funds constituting AIM Growth Series; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

Trustees and Officers

As of January 1, 2003



The address of each trustee and officer of AIM Growth Series is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1998               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1985               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                            Member of Advisory Board of Rotary Power   investment company)
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; President and Chief Operating
                                                      Officer, Mercantile-Safe Deposit & Trust
                                                      Co.; and President, Mercantile
                                                      Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1977               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Growth Series is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1998               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      2002               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers LLP
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1201 Louisiana
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2900
                          Houston, TX 77046         Houston, TX 77046         Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

================================================================================

                                   [ART WORK]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

      DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

      MORE AGGRESSIVE                              MORE AGGRESSIVE                              TAXABLE

AIM Emerging Growth Fund                    AIM Developing Markets Fund                     More Aggressive
AIM Small Cap Growth Fund(1)                AIM European Small Company Fund
AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund(2)              AIM High Yield Fund II
AIM Opportunities I Fund(2,3)               AIM International Emerging Growth Fund       AIM High Yield Fund
AIM Mid Cap Growth Fund                     AIM Global Aggressive Growth Fund            AIM Strategic Income Fund
AIM Libra Fund                              AIM European Growth Fund(2)                  AIM Income Fund
AIM Dent Demographic Trends Fund            AIM International Growth Fund(2)             AIM Global Income Fund
AIM Opportunities II Fund(2,3)              AIM Global Growth Fund                       AIM Total Return Bond Fund
AIM Constellation Fund                      AIM Worldwide Spectrum Fund                  AIM Intermediate Government Fund
AIM Large Cap Growth Fund                   AIM Global Trends Fund                       AIM Short Term Bond Fund
AIM Weingarten Fund                         AIM International Core Equity Fund(2)        AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                            MORE CONSERVATIVE                   AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                        SECTOR EQUITY                             MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                         MORE AGGRESSIVE                                 TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                          AIM New Technology Fund                               MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund                AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund              AIM Global Energy Fund                       AIM High Income Municipal Fund
AIM Charter Fund                            AIM Global Financial Services Fund           AIM Municipal Bond Fund
AIM Basic Value Fund                        AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund              AIM Global Utilities Fund                    AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                          AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                          MORE CONSERVATIVE
                                                 MORE CONSERVATIVE
      MORE CONSERVATIVE

* Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

     For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and Financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.

As of 12/31/02.


                                                   College        Separately
Mutual       Retirement                            Savings         Managed              Offshore     Alternative         Cash
Funds        Products           Annuities           Plans          Accounts             Products     Investments         Management


                                                                 [AIM LOGO]
                                                              --Servicemark--


                                                   [INVEST WITH DISCIPLINE LOGO]
                                                        --Registered Trademark--

AIMinvestments.com

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